UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934

Check the appropriate box:
☑	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

SILVER HORN MINING LTD.
(Name of Registrant as Specified In Its Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

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$ per share as determined under Rule 0-11 under the Exchange Act.

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SILVER HORN MINING LTD.
18 Falcon Hills Dr.
Highlands Ranch, Colorado 80126

INFORMATION STATEMENT
PURSUANT TO SECTION 14
OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED
AND REGULATION 14C AND SCHEDULE 14C THEREUNDER
WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE NOT REQUESTED TO SEND US A PROXY

Highlands Ranch, Colorado
*, 2014

This information statement has been mailed on or about *, 2014 to the stockholders of record on January 21, 2014 of Silver Horn Mining Ltd., a Delaware corporation (the “Company”) in connection with certain actions taken by the written consent by the majority stockholders of the Company, dated as of January 21, 2014, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The actions to be taken pursuant to the written consent shall be taken on or about *, 2014, 20 days after the mailing of this Information Statement.  This information statement also serves as the notice required by Section 228 of the General Corporation Law of the State of Delaware of the taking of a corporate action without a meeting by less than unanimous written consent of the Company’s shareholders.

The written consent approved:

(1)	The Silver Horn Mining Ltd. 2014 Equity Incentive Plan and

(2)
Entry into an Agreement and Plan of Merger with the Company’s wholly owned subsidiary Great West Resources, Inc., a Nevada corporation (“Great West”) for the purpose of changing the state of incorporation of the Company to Nevada from Delaware.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors,

/s/ Patrick Avery
Patrick Avery
Chairman of the Board

SILVER HORN MINING LTD.
18 Falcon Hills Drive
Highlands Ranch, Colorado 80126
(720) 413-4520

INFORMATION STATEMENT
GENERAL INFORMATION

Silver Horn Mining Ltd. (the “Company”) is a Delaware corporation with its principal executive offices located at 18 Falcon Hills Drive, Highlands Ranch, Colorado 80126. The Company’s telephone number is (720) 413-4520. This Information Statement is being sent to the Company’s stockholders (the “Stockholders”) by the Board of Directors to notify them about action that the holders of a majority of the Company’s outstanding voting capital stock have taken by written consent, in lieu of a special meeting of the Stockholders. The action was taken on January 21, 2014, and will be effective on *, 2014, approximately 20 days after the mailing of this Information Statement.

On January 21, 2014, the Board of Directors of the Company approved the above-mentioned action and authorized submission of the matter for the approval of the Stockholders. The Stockholders approved the action by written consent in lieu of a meeting on January 21, 2014, in accordance with the Delaware General Corporation Law (“DGCL”). Accordingly, neither your vote nor your consent is required and neither is being solicited in connection with the approval of the action.

January 21, 2014 is the record date (the “Record Date”) for the determination of stockholders who are entitled to receive this Information Statement.

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished pursuant to Section 14 of the Exchange Act to the Stockholders of the common stock, par value $0.0001 per share (the “Common Stock”), of the Company, to notify such Stockholders of the following:

On January 21, 2014, the holders of the majority of the voting capital stock of the Company (the “Majority Shareholders”) took action in lieu of a special meeting of Stockholders to (i) approve the Silver Horn Mining Ltd. 2014 Equity Incentive Plan (the “Plan”), a copy of which is annexed hereto as Appendix A, and (ii) authorize the Company to enter into an Agreement and Plan of Merger, a copy of which is annexed hereto as Appendix B (the “Merger”) with its newly-formed wholly-owned subsidiary, Great West Resources, Inc., a Nevada corporation (“Great West”) for the purpose of changing the state of incorporation of the Company to Nevada from Delaware (collectively, the “Proposals”).

Upon the consummation of the Merger, the Company will be merged with and into Great West with Great West continuing as the surviving corporation.  Following the closing of the Merger, the Company’s corporate existence shall be governed by the laws of the State of Nevada and the Amended and Restated Articles of Incorporation, as amended to date, of Great West (sometimes referred to as the “Nevada Articles”), a copy of which is annexed hereto as Appendix C, shall be the Articles of Incorporation of the Company and the Bylaws of Great West, a copy of which is annexed hereto as Appendix D, shall be the Bylaws of the Company.

The Proposals were unanimously approved by our Board of Directors (sometimes referred to as the “Board”) on January 21, 2014.

This Information Statement contains a brief summary of the material aspects of each of the Proposals approved by the Board of Directors and the Majority Shareholders.

ABOUT THE INFORMATION STATEMENT

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act to notify the Company’s Stockholders as of the close of business on the Record Date of a corporate action taken by the Majority Shareholders.

WHO IS ENTITLED TO NOTICE?

Each outstanding share of the Company’s voting securities on the close of business on the Record Date is entitled to notice of each matter voted on by the Stockholders. Stockholders as of the close of business on the Record Date that held the authority to cast votes in excess of fifty percent (50%) of the Company’s outstanding voting power have voted in favor of the Merger. Under Delaware corporate law, stockholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the Stockholders.

WHAT CONSTITUTES THE VOTING SHARES OF THE COMPANY?

The voting power entitled to vote on the Merger consists of the vote of the holders of a majority of the Company’s voting securities as of the Record Date. As of the Record Date, the Company’s voting securities consisted of 226,646,288 shares of Common Stock, 3,000,000 shares of Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”) and 1,000,000 shares of Series D Convertible Preferred Stock, par value $0.0001 per share (the “Series D Preferred Stock”). Each share of Series A Preferred Stock is entitled to 250 votes per share on matters submitted to the Stockholders.  Each share of Series D Preferred Stock is entitled to 1 vote per share on matters submitted to the Stockholders.

WHAT CORPORATE MATTERS WILL THE STOCKHOLDERS VOTE FOR, AND HOW WILL THEY VOTE?

Stockholders holding a majority of our outstanding voting securities have voted in favor of the following Proposals:

1. TO APPROVE THE SILVER HORN MINING LTD. 2014 EQUITY INCENTIVE PLAN.

2. TO AUTHORIZE THE REINCORPORATION RESULTING IN A CHANGE OF THE COMPANY’S DOMICILE TO NEVADA FROM DELAWARE.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSAL?

No further vote is required for approval of the Plan or approval of the Merger.

OUTSTANDING VOTING SECURITIES

As of the Record Date, the Company’s authorized capital consisted of 760,000,000 shares of capital stock, 750,000,000 of which are authorized as Common Stock and 10,000,000 of which are authorized as Preferred Stock. As of the Record Date, 226,646,288 shares of Common Stock were issued and outstanding. Of the 10,000,000 shares of authorized Preferred Stock, (i) 3,000,000 shares are designated as Series A Preferred Stock, of which all shares of such Series A Preferred Stock are issued and outstanding and (ii) 4,000,000 are designated as Series D Preferred Stock, of which 1,000,000 shares of such Series D Preferred Stock are issued and outstanding.

Each share of outstanding Common Stock is entitled to one vote on matters submitted to the Stockholders. Each share of Series A Preferred Stock is entitled to 250 votes per share on matters submitted to the Stockholders.  Each share of outstanding Series D Preferred Stock is entitled to one vote on matters submitted to the Stockholders.

The following shareholders voted in favor of the Proposal:

Name	Number of Votes

Auracana, LLC(1)	750,000,000

(1)	Represents 3,000,000 shares of the Company’s Series A Preferred Stock. Each share of Series A Preferred Stock is entitled to 250 votes per share on matters submitted to the Stockholders.

Pursuant to Rule 14c-2 under the Exchange Act, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the Stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on February *, 2014.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

This Information Statement will serve as written notice to stockholders pursuant to the laws of the State of Delaware.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following tables sets forth, as of February 6, 2014, the number of and percent of the Company’s voting securities beneficially owned by: (1) all directors and nominees, naming them; (2) our executive officers; (3) our directors and executive officers as a group, without naming them; and (4) persons or groups known by us to own beneficially 5% or more of our common stock.

A person is deemed to be the beneficial owner of securities that can be acquired by him within 60 days from February 6, 2014 upon the exercise of options, warrants or convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants or convertible securities that are held by him, but not those held by any other person, and which are exercisable within 60 days of February 6, 2014 have been exercised and converted.

Title of Class	Name of Beneficial Owner	Shares Beneficially Owned (1)		Percentage of Class (1)
5% Owners
Common Stock	Michael Baybak	13,541,667		5.97%
Common Stock	Michael Brauser	24,390,521	(2)	10.76%
Common Stock	Barry Honig	22,641,964	(3)	9.99%
Common Stock	Philip Frost	19,000,000	(4)	8.38%
Common Stock	Sandor Master Capital Fund L.P. (5)	16,401,900		7.24%
Series A Preferred Stock	Glenn Kesner	3,000,000	(6)	100.00%
Series D Preferred Stock	Michael Brauser	500,000	(7)	50.00%
Series D Preferred Stock	Barry Honig	500,000	(7)	50.00%

Officers and Directors
Common Stock	Patrick Avery	0	(8)	0%
Common Stock	Mohit Bhansali	4,500,000	(9)	1.99%
Common Stock	Glenn Kesner (10)	219,863		* %
Series A Preferred Stock	Glenn Kesner	3,000,000	(6)	100.00%
Common Stock	Andrew Uribe	4,500,000	(9)	1.99%

All Officers and Directors (4 people)
Common Stock		9,219,863	(9)(10)	4.07%
Series A Preferred Stock		3,000,000	(6)	100%

(1)
The percentage of common stock and the shares beneficially owned are calculated based on 226,646,288 shares of common stock issued and outstanding on February 6, 2014. Following the Merger, each share of common stock, Series A Preferred Stock and Series D Preferred Stock outstanding as set forth herein shall be equal to 1/150 of such outstanding common stock, Series A Preferred Stock and Series D Preferred Stock.

(2)
Does not include (i) 2,500,000 shares of common stock issuable upon conversion of 500,000 shares of Series D Preferred Stock and (ii) 17,750,000 shares of common stock issuable upon exercise of warrants.   The holder of Series D Preferred Stock may not receive shares of the Company’s common stock such that the number of shares of common stock held by it and its affiliates after conversion exceeds 9.99% of the then issued and outstanding shares of common stock.  The holder of the warrants may not receive shares of the Company’s common stock such that the number of shares of common stock held by it and its affiliates after exercise of warrants exceeds 9.99% of the then issued and outstanding shares of common stock.

(3)
Includes (i) 4,664,830 shares of common stock held by Barry Honig, (ii) 8,326,146 shares of common stock held by GRQ Consultants, Inc. 401K  (“GRQ 401K”), (iii) 300,000 shares of common stock held by GRQ Consultants, Inc. (“GRQ”), (iv) 8,700,000 shares of common stock issuable to Barry Honig upon exercise of warrants at an exercise price of $0.05 per share, (v) 300,000 shares of common stock issuable to GRQ upon exercise of warrants at an exercise price of $0.05 per share and (vi) 373,426 shares of common stock issuable to GRQ 401K upon exercise of warrants at an exercise price of $0.05 per share.  Does not include (i) 6,649,012 shares of common stock issuable upon exercise of warrants held by GRQ 401K and 2,500,000 shares of common stock issuable upon conversion of 500,000 shares of Series D Preferred Stock held by Barry Honig.  The holder of Series D Preferred Stock may not receive shares of the Company’s common stock such that the number of shares of common stock held by it and its affiliates after conversion exceeds 9.99% of the then issued and outstanding shares of common stock.  The holder of warrants may not receive shares of the Company’s common stock such that the number of shares of common stock held by it and its affiliates after exercise of the warrants exceeds 9.99% of the then issued and outstanding shares of common stock. Barry Honig is the trustee and a control person of GRQ 401K and the President and a control person of GRQ and in such positions is deemed to hold voting and dispositive power over securities of the Company held by GRQ 401K and GRQ, respectively.

(4)
Includes 16,000,000 shares of common stock held by Frost Gamma Investments Trust.  Dr. Philip Frost is the trustee and a control person of Frost Gamma Investments Trust and in such positions is deemed to hold voting and dispositive power over securities of the Company held by the Frost Gamma Investments Trust.

(5)
John Lemak is the manager and a control person of Sandor Master Capital Fund L.P. and in such position is deemed to hold voting and dispositive power over securities of the Company held by Sandor Master Capital Fund L.P.

(6)
Includes 3,000,000 shares of Series A Preferred Stock held by Auracana, LLC.  Glenn Kesner is the president and a control person of Auracana, LLC and in such position is deemed to hold voting and dispositive power over securities of the Company held by Auracana LLC. Each share of Series A Preferred Stock is convertible into shares of common stock on a one-to-one basis and has the voting power of 250 shares of common stock.

(7)	Each share of Series D Preferred Stock is convertible into shares of common stock on a one-to-five basis and has the voting power of 1 share of common stock.

(8)
Does not include an option to purchase up to 7.5% of the outstanding common stock calculated on a post-Transaction pro forma basis at a per share price of $0.0001, which shall vest as follows: (i) 10% immediately on January 21, 2014, (ii) 45% on January 21, 2015 and (iii) the remaining 45% on January 21, 2016. "Transaction" is defined as (a) the consummation of a private placement of the Company’s securities in which the Company receives gross proceeds of at least $1,000,000 and (b) the acquisition of at least fifty lease holdings in the Holbrook Basin in Arizona.

(9)	Includes option to purchase up to 4,500,000 shares of common stock.

(10)
Includes 219,863 shares of common stock held by Auracana, LLC.  Glenn Kesner is the president and a control person of Auracana, LLC and in such position is deemed to hold voting and dispositive power over securities of the Company held by Auracana LLC.

EXECUTIVE COMPENSATION

 The following table summarizes the overall compensation earned over each of the past two fiscal years ending December 31, 2013 by each person who served as our principal executive officer during fiscal 2013.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Stock Awards ($) (1)		All Other Compensation ($)	Total ($)
Daniel Bleak (2)	2012	12,775	3,500,000	(2)	—	3,512,775
(Former Chief Executive Officer, Chief Financial Officer and Chairman)	2013	0	0		—	0
Andrew Uribe	2012	-	-		—	-
(Former Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer; Current Director)	2013	0	0		—	0

(1)  Reflects the grant date fair values of stock awards calculated in accordance with FASB Accounting Standards Codification Topic 718.  All stock awards have been adjusted for our 1:150 reverse stock split effective August 25, 2009, our 2:1 forward exchange effective April 21, 2010 and our 2:1 stock dividend issued to certain stockholders on December 31, 2010.

(2)  In connection with his appointment on May 2, 2011, Daniel Bleak was awarded 10,000,000 shares of common stock and a five year option to purchase 30,000,000 shares of our common stock.  The option was exercisable for cash or shares of common stock at an exercise price of $0.05 per share as to one third of the number of shares granted on each of the first, second and third anniversaries of the date of grant.  The option was cancelled on February 21, 2012 and the shares were cancelled on November 8, 2013.  Mr. Bleak was issued 25,000,000 shares on February 21, 2012 as compensation for his services. Amount equals grant date fair value determined for financial reporting purposes in accordance with generally accepted accounting principles.  These shares were cancelled on November 8, 2013 in connection with Mr. Bleak's resignation from all of his positions with the Company.

Agreements and Option Grants

Effective April 3, 2011 we entered into a consulting agreement with Mr. Bleak that terminated on June 30, 2011, pursuant to which we paid Mr. Bleak $5,000 a month for three months as compensation for his professional services.

On June 1, 2011, we entered into a one year services and employee leasing agreement with MJI pursuant to which it made available to us six of its employees, including Mr. Bleak, for the purpose of performing management, operations, legal, accounting and resource location services.  The agreement stipulated that we pay MJI $15,000 a month and the six employees an aggregate of $11,000 a month under this agreement in each of June and July 2011, provided however, that such payments may be adjusted for additional services.  The agreement was amended on August 1, 2011 such that, commencing in August 2011, we were to pay MJI $25,000 a month and the six employees an aggregate of $11,000 a month, as such payments may be adjusted for additional services.  The agreement was further amended on October 1, 2011 to extend its term to five years.  Pursuant to this agreement, from the period from June 1, 2011 through December 31, 2011, we paid MJI a total of $155,000, we directly paid the six employees $169,471 and we paid certain subcontractors $17,255.  We paid Mr. Bleak a total of $75,828 pursuant to this agreement.  For the fiscal year December 31, 2012, we directly paid the six employees $14,565 and we paid certain subcontractors $3,083.  We paid Mr. Bleak a total of $12,775 pursuant to this agreement.  Mr. Bleak resigned from all positions with the Company on November 8, 2013.

On November 8, 2013, the Company entered into a debt forgiveness agreement with MJI, pursuant to which MJI forgave (i) $1,264,253 owed to it pursuant to all outstanding invoices less $175,000 and (ii) all other debt incurred by the Company from January 1, 2011 through the November 8, 2013.  The Company agreed to pay MJI $175,000 upon the closing of any future purchase of all or substantially all of the assets of a privately held or public operating company and simultaneous capital raising transaction (the “Financing”) as (i) a cash payment, (ii) conversion into the applicable dollar amount of securities issued by the Company in the Financing upon the same terms provided to the other investors in the Financing or (iii) a combination of (i) and (ii).  At the current time, the Company has not entered into any definitive agreements in connection with a Financing.

In connection with his appointment on May 2, 2011, we awarded Mr. Bleak 10,000,000 shares of common stock and a five year option to purchase 30,000,000 shares of our common stock.  The option was exercisable for cash or shares of common stock at an exercise price of $0.05 per share as to one third of the number of shares granted on each of the first, second and third anniversaries of the date of grant.  The option was cancelled on February 21, 2012. Also on February 21, 2012 we issued Mr. Bleak 25,000,000 shares as compensation for his services.  Mr. Bleak subsequently sold 500,000 of these shares.

On November 8, 2013, the Company entered into an agreement to cancel all 34,500,000 shares of common stock held by Mr. Bleak pursuant to the terms of a cancellation and recapitalization agreement.

Compensation Committee Interlocks and Insider Participation

The Company does not have a compensation committee.  During the fiscal year ended December 31, 2013, each of the members of the Board of Directors participated in deliberations of the Board of Directors concerning executive officer compensation.   Mr. Bleak served as the Company’s sole officer from January 1, 2013 through his resignation on November 8, 2013.  Mr. Uribe was appointed as the Company’s sole officer on November 8, 2013.

Director Compensation

The compensation paid to Mr. Bleak and Mr. Uribe for the years ending December 31, 2012 and 2013 is fully set forth above.  Mr. Eckersley and Mr. Wilkins did not receive any compensation for their services as our directors for the years ending December 31, 2012 and 2013 and Mr. Bhansali did not receive any compensation for his services as a director for the year ending December 31, 2013.  Mr. Bleak, Mr. Wilkins and Mr. Eckersley resigned from all positions with the Company on November 8, 2013.

PROPOSAL NO. 1

TO APPROVE THE SILVER HORN MINING LTD.
2014 INCENTIVE COMPENSATION PLAN

The Board of Directors recommends that the shareholders approve the Silver Horn Mining Ltd. Equity Incentive Plan (the “Plan”).

The purpose of the Plan is to promote the success of the Company and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons.

A copy of the Plan is attached hereto as Appendix A.

Administration

The Plan shall be administered by and all awards under the Plan shall be authorized by the Administrator. The “Administrator” means the Board of Directors or one or more committees appointed by the Board of Directors or another committee (within its delegated authority) to administer all or certain aspects of the Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by applicable law, to one or more officers of the Company, its powers under the Plan (a) to designate “Eligible Persons” who will receive grants of awards under the Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under the Plan. Unless otherwise provided in the bylaws of the Company or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the affirmative vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute due authorization of an action by the acting Administrator.

With respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended, the Plan shall be administered by a committee consisting solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. Award grants, and transactions in or involving awards, intended to be exempt under Rule 16b-3 under the Exchange Act, must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable stock exchange, the Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable stock exchange). Awards granted to non-employee directors shall not be subject to the discretion of any officer or employee of the Corporation and shall be administered exclusively by a committee consisting solely of independent directors.

Types of Awards

The types of awards that may be granted under the Plan are:

Stock Options. A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”) or a nonqualified stock option (an option not intended to be an ISO). The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of the option, except as otherwise determined by the Administrator. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with the Plan.

 Stock Appreciation Rights. A stock appreciation right or “SAR” is a right to receive a payment, in cash and/or Common Stock, equal to the number of shares of Common Stock being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the SAR is exercised, over (ii) the Fair Market Value of a share of Common Stock on the date the SAR was granted as specified in the applicable award agreement. The maximum term of a SAR shall be ten (10) years.

Restricted Shares.  Restricted shares are shares of Common Stock subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Administrator may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Administrator may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and the applicable award agreement relating to the restricted stock, a participant granted restricted stock shall have all of the rights of a shareholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Administrator).

Restricted Share Units.  A restricted share unit, or “RSU”, represents the right to receive from the Company on the respective scheduled vesting or payment date for such RSU, one share of Common Stock. An award of RSUs may be subject to the attainment of specified performance goals or targets, forfeitability provisions and such other terms and conditions as the Administrator may determine, subject to the provisions of this Plan. At the time an award of RSUs is made, the Administrator shall establish a period of time during which the restricted share units shall vest and the timing for settlement of the RSU.

Cash Awards. The Administrator may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant cash bonuses. Cash awards shall be awarded in such amount and at such times during the term of the Plan as the Administrator shall determine.

Other Awards. The other types of awards that may be granted under the Plan include: (a) stock bonuses, performance stock, performance units, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock, upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; or (b) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon.

Shares Authorized for Issuance

The maximum number of shares of Common Stock that may be delivered pursuant to awards granted to Eligible Persons under the Plan may not exceed 34,000,000 shares of Common Stock as adjusted in a single adjustment for a Plan Increase Event (as defined below) and certain other adjustments (the “Share Limit”). Notwithstanding the foregoing, the Share Limit shall automatically increased upon the occurrence of the Plan Increase Event such that the Share Limit upon such occurrence shall be equal to 34,000,000 plus the number of shares of Common Stock as shall be equal to fifteen (15%) percent of the number of shares of Common Stock issued or issuable as a result of the Plan Increase Event.   “Plan Increase Event” shall mean the issuance not later than sixty (60) days following the date of shareholder approval of the Plan in connection  with (i) a private placement of the Company’s securities in which the Company receives gross proceeds of at least One Million Dollars ($1,000,000) and (ii) an acquisition of at least 50 mining leases and/or claims in the Holbrook Basin in Arizona.  For the absence of doubt the number of shares of Common Stock issued or issuable as a result of the Plan Increase Event shall mean the number of shares of Common Stock issued and outstanding after giving effect to issuances of securities by the Company in connection with the Plan Increase Event including shares of Common Stock for which the Company’s warrants and preferred stock are convertible on an as-converted basis.

Shares Subject to the Plan

Except as set forth below, shares of Common Stock issued in connection with the exercise of, or as other payment for, an Award will be charged against the total number of shares issuable under the Plan.

In order to reflect such events as stock dividends, stock splits, recapitalization, mergers, consolidations or reorganizations by the Company, the Committee may, in its sole discretion, adjust the number of shares subject to each outstanding Award, the exercise price and the aggregate number of shares from which grants or awards may be made.

Change in Control

Upon a Change in Control (as defined in the Plan), each then-outstanding option and SAR shall automatically become fully vested, all restricted shares then outstanding shall automatically fully vest free of restrictions, and each other award granted under the Plan that is then outstanding shall automatically become vested and payable to the holder of such award unless the Administrator has made appropriate provision for the substitution, assumption, exchange or other continuation of the award pursuant to the Change in Control. Notwithstanding the foregoing, the Administrator, in its sole and absolute discretion, may choose (in an award agreement or otherwise) to provide for full or partial accelerated vesting of any award upon a Change In Control (or upon any other event or other circumstance related to the Change in Control, such as an involuntary termination of employment occurring after such Change in Control, as the Administrator may determine), irrespective of whether such any such award has been substituted, assumed, exchanged or otherwise continued pursuant to the Change in Control.

Certain Federal Income Tax Consequences

To the extent then required by applicable law or any applicable stock exchange or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, the Plan and any amendment to the Plan shall be subject to stockholder approval.

Certain awards  that are either granted or become vested, exercisable or payable based on attainment of one or more performance goals related, as well as Qualifying Options and Qualifying SARs granted to persons that are approved by a committee composed solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code) shall be deemed to be intended as performance-based compensation within the meaning of Section 162(m) of the Code unless such committee provides otherwise at the time of grant of the award. It is the further intent of the Corporation that (to the extent the Corporation or one of its Subsidiaries or awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code) any such awards and any other Performance-Based Awards that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m).

The Board intends that, except as may be otherwise determined by the Administrator, any awards under the Plan are either exempt from or satisfy the requirements of Section 409A of the Code and related regulations and Treasury pronouncements (“Section 409A”) to avoid the imposition of any taxes, including additional income or penalty taxes, thereunder. If the Administrator determines that an award, award agreement, acceleration, adjustment to the terms of an award, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a participant’s award to become subject to Section 409A, unless the Administrator expressly determines otherwise, such award, award agreement, payment, acceleration, adjustment, distribution, deferral election, transaction or other action or arrangement shall not be undertaken and the related provisions of the Plan and/or award agreement will be deemed modified or, if necessary, rescinded in order to comply with the requirements of Section 409A to the extent determined by the Administrator without the content or notice to the participant. Notwithstanding the foregoing, neither the Company nor the Administrator shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any participant under Section 409A and neither the Company nor the Administrator will have any liability to any participant for such tax or penalty.

Although the Company intends that awards under the Plan will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. The Company shall not be liable to any participant for any tax, interest or penalties the participant might owe as a result of the grant, holding, vesting, exercise or payment of any award under the Plan

PROPOSAL NO. 2

MERGER OF SILVER HORN MINING LTD., A DELAWARE CORPORATION, WITH AND INTO GREAT WEST RESOURCES, INC. A NEVADA CORPORATION

On January 21, 2014, the Company’s Board of Directors voted unanimously to approve the change in domicile from Delaware to Nevada (the “Reincorporation”) and recommended the Reincorporation to its Stockholders for their approval. On January 21, 2014, the holders of in excess of 90% of the outstanding voting stock consented in writing to approve the Reincorporation. The Reincorporation will be consummated pursuant to an Agreement and Plan of Merger between the Company and Great West Resources, Inc. (“Great West”), a copy of which is contained in Appendix B (the “Agreement and Plan of Merger”). Copies of Great West’s amended and restated articles of incorporation, as amended to date (“Nevada Articles”) and bylaws (“Nevada Bylaws”), are attached hereto as Appendix C and Appendix D, respectively. The Agreement and Plan of Merger provides that the Company will be merged with and into Great West.

The proposed Reincorporation will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below. However, the Reincorporation will not result in any change in the Company’s business, management, location of its principal executive offices, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation, which are immaterial). The Company’s Common Stock will continue to trade without interruption on the Over-the-Counter Bulletin Board.

Great West Resources, Inc.

Great West, which will be the surviving corporation in the Merger, was incorporated by the Company under the Nevada Revised Statutes (“NRS”) on January 22, 2014, exclusively for the purpose of merging with the Company.  The authorized capital of Great West consists of 220,000,000 shares of common stock, par value $0.0001 per share (“Great West Common Stock”), and 20,000,000 shares of preferred stock, par value $0.0001 per share (“Great West Preferred Stock”), of which 20,000 shares have been designated as Series A Convertible Preferred Stock, the rights and preferences of which are set forth in a Certificate of Designation, a copy of which is annexed hereto as Appendix E (“Great West Series A Preferred Stock”) and 30,000 shares have been designated as Series B Preferred Stock, the rights and preferences of which are set forth in a Certificate of Designation, a copy of which is annexed hereto as Appendix F (“Great West Series B Preferred Stock” and, together with the Great West Series A Preferred Stock, the “Great West Preferred Stock”).

Immediately prior to the closing of the Merger, Great West had one thousand shares of Great West Common Stock issued and outstanding, which were all held by the Company. The terms of the Merger Agreement provide that the currently issued and outstanding share of Great West Common Stock will be cancelled. As a result, following the Merger, the Company’s current Stockholders will be the only Stockholders of the newly merged company.

Filing of the Articles of Merger and Certificate of Merger

The Company intends to file Articles of Merger and a Certificate of Merger with the Secretary of State of Nevada and Delaware, respectively, when the actions taken by the Company’s Board of Directors and Stockholders become effective, which will be on or about *, 2014, which is at least 20 days from the mailing of this Information Statement to the Stockholders of record on the Record Date.

Effect of the Merger and Resulting Reincorporation

Under the NRS and the DGCL, when the Merger and resulting Reincorporation takes effect:

•	The Company, a Delaware corporation, merges with and into the surviving entity, Great West, and the separate existence of the Company ceases;
•	The title to all real estate and other property owned by the Company is vested in the surviving entity without reversion or impairment;
•	A proceeding pending against the Company may be continued as if the Merger had not occurred or the surviving entity may be substituted in the proceeding for the entity whose existence has ceased;
•
The stockholders’ interests of the Company and the other interest, obligations and other securities of the Company are converted into stockholders’ interests, obligations or other securities of the surviving entity, or into cash or other property, and the former holders of such interests are entitled only to the rights provided in the Articles of Merger and Articles of Incorporation of the surviving entity pursuant to the NRS, other than the right of certain stockholders to seek appraisal of the fair value of their shares under provisions of the DGCL dealing with dissenter’s rights.

On the effective date of the Merger, the Company will be deemed incorporated under the NRS.  Consequently, the Company will be governed by the Nevada Certificate and Nevada Bylaws.

Principal Reasons for the Change of Domicile

Nevada is a nationally recognized leader in adopting and implementing comprehensive and flexible corporation laws that are frequently revised and updated to accommodate changing legal and business needs. In light of our growth, our Board of Directors believes that it will be beneficial to the Company and its stockholders to obtain the benefits of Nevada’s corporation laws. Nevada courts have developed considerable expertise in dealing with corporate legal issues and have produced a substantial body of case law construing Nevada corporation laws. Because the judicial system is based largely on legal precedents, the abundance of Nevada case law should serve to enhance the relative clarity and predictability of many areas of corporation law, and allow our Board of Directors and management to make business decisions and take corporate actions with greater assurance as to the validity and consequences of such decisions and actions.

In addition, we anticipate that the Reincorporation will result in reduced state tax obligations, as Nevada currently imposes no corporate income or franchise tax, while Delaware imposes an annual franchise tax, ranging from a nominal amount to a maximum of $180,000. Our franchise tax obligation for 2013 shall be the maximum $180,000.  Nevada imposes a nominal amount of annual corporate fee on corporations. Based on Great West’s current authorized shares, we anticipate that its obligation for the Nevada annual corporate fee will be less than $400.  Further, we expect that the Reincorporation will make our securities more attractive to investors as Nevada is the standard state of incorporation for companies that operate in the natural resources and mining sector.

Principal Features of the Reincorporation

The Reincorporation will be effected by the Merger of the Company, a Delaware corporation, with and into, Great West, a newly formed wholly-owned subsidiary of the Company that was incorporated on January 22, 2014 under the NRS for the purpose of effecting the Reincorporation. The Reincorporation will become effective upon the filing of the requisite merger documents in Nevada and Delaware. Following the Merger, Great West will be the surviving corporation and will operate under the name “Great West Resources, Inc.”

On the effective date of the Merger:

(a) Each share of Silver Horn Common Stock issued and outstanding immediately prior to the effective date shall be changed and converted into 1/150th fully paid and nonassessable shares of Great West Common Stock;

(b) Each share of Silver Horn Series A Preferred Stock issued and outstanding immediately prior to the effective date shall be changed and converted into 1/150th fully paid and nonassessable shares of the Great West Series A Preferred Stock;

(c) Each share of Silver Horn Series D Preferred Stock issued and outstanding immediately prior to the effective date shall be changed and converted into 1/150th fully paid and nonassessable shares of the Great West Series B Preferred Stock;

(d) All options to purchase shares of Silver Horn Common Stock that are issued and outstanding immediately prior to the effective date shall be changed and converted into equivalent options to purchase 1/150th of a share of Great West Common Stock at an exercise price of $0.0001 per share;

 (e) All warrants to purchase shares of Silver Horn Common Stock that are issued and outstanding immediately prior to the effective date shall be changed and converted into equivalent warrants to purchase 1/150th of a share of Great West Common Stock at 150 times the exercise price of such converted warrants; and

(f) Each share of Great West Common Stock issued and outstanding immediately prior to the Effective Date shall be canceled and returned to the status of authorized but unissued Great West Common Stock.

In lieu of issuing fractional shares of Great West Common Stock or Great West Preferred Stock or options or warrants to purchase fractional shares of Great West Common Stock, to the extent that a holder’s shares of Silver Horn Common Stock, Silver Horn Series A Preferred Stock or Silver Horn Series D Preferred Stock, when aggregated together with shares of the same class, do not convert to whole shares of Great West Common Stock, Great West Series A Preferred Stock or Great West Series B Preferred Stock, as applicable, the resulting fractional shares shall be rounded up to the closest full share, and all options and warrants to purchase fractional shares of Great West Common Stock shall be rounded up to purchase the next full share of Great West Common Stock.  For example, a holder of 6,000,000 shares of Silver Horn Common Stock, 150,000 shares of Silver Horn Series A Preferred Stock, 40,000 shares of Silver Horn Series D Preferred Stock, options to purchase 4,500,000 shares of Silver Horn Common Stock and warrants to purchase 2,000,000 shares of Silver Horn Common Stock would receive 40,000 shares of Great West Common Stock, 1,000 shares of Great West Series A Preferred Stock, 267 shares of Great West Series B Preferred Stock, options to purchase 30,000 shares of Great West Common Stock and warrants to purchase 13,334 shares of Great West Common

At the effective date of the Merger, Great West will be governed by the Nevada Articles (including the Certificate of Designation for the Great West Series A Preferred Stock and the Certificate of Designation for the Great West Series B Preferred Stock), the Nevada Bylaws and the NRS, which include a number of provisions different from those in the Company’s Certificate of Incorporation, bylaws or the DGCL. Accordingly, as described below, a number of changes in stockholders’ rights will occur in connection with the Reincorporation, some of which may be viewed as limiting the rights of Stockholders.

Upon consummation of the Merger and resulting Reincorporation, the daily business operations of Great West will continue as they are presently conducted by the Company, at the Company’s principal executive offices at 18 Falcon Hills Drive, Colorado 80126.  The officers of the Company will become the officers of Great West. The members of the Company’s Board of Directors will become the directors of Great West.

Pursuant to the terms of the Merger Agreement, the Merger may be abandoned by the Board of Directors of the Company and Great West at any time prior to the effective date of the Merger. In addition, the Board of Directors of the Company may amend the Merger Agreement at any time prior to the effective date of the Merger provided that any amendment made may not, without approval by the Stockholders of the Company who have consented in writing to approve the Merger, alter or change the amount or kind of Great West Common Stock or Great West Preferred Stock to be received in exchange for or on conversion of all or any of the Common Stock or Preferred Stock, respectively, alter or change any term of the Nevada Articles or alter or change any of the terms and conditions of the Merger Agreement if such alteration or change would adversely affect the holders of Common Stock or the holders of the Preferred Stock.

Great West Share Certificates

After the effective date of the merger, (i) certificates representing shares of Silver Horn Common Stock will represent shares of Great West Common Stock, (ii) certificates representing shares of Silver Horn Series A Preferred Stock will represent shares of Great West Series A Preferred Stock and (iii) certificates representing shares of Silver Horn Series D Preferred Stock will represent shares of Great West Series B Preferred Stock, and without surrender of the same to the transfer agent for Silver Horn, who also shall serve as the transfer agent for Great West, the holder thereof shall be entitled to receive a certificate or certificates representing the number of shares of Great West Common Stock, Great West Series A Preferred Stock or Great West Series B Preferred Stock into which such shares of Silver Horn Common Stock, Silver Horn Series A Preferred Stock and Silver Horn Series D Preferred Stock shall have been converted.

Failure by a Stockholder to surrender certificates representing Common Stock or Preferred Stock will not affect such person’s rights as a Stockholder, as such stockholder certificate representing Common Stock or Preferred Stock, respectively, following the Reincorporation will represent the right to receive shares of Great West Common Stock or Great West Preferred Stock, respectively.

Capitalization

The authorized capital of the Company, on the Record Date, consisted of 750,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock, of which 3,000,000 shares are designated as Series A Preferred Stock. As of the Record Date, there were 3,000,000 shares of the Company’s Series A Preferred Stock issued and outstanding. The authorized capital of Great West, which will be the authorized capital of the Company after the Reincorporation, will consist of 200,000,000 shares of Great West Common Stock and 20,000,000 shares of Great West Preferred Stock, of which 20,000 shares will be designated as Great West Series A Preferred Stock and 30,000 shares will be designation as Great West Series B Preferred Stock.

After the Merger, Great West will have outstanding approximately 1,510,976 shares of Great West Common Stock, 26,667 shares of Great West Preferred Stock, of which 20,000 shares shall be Great West Series A Preferred Stock and 6,667 shares shall be Great West Series B Preferred Stock.

The Great West board of directors may in the future authorize, without further stockholder approval, the issuance of such shares of Great West Common Stock or Great West Preferred Stock to such persons and for such consideration upon such terms as the Great West board of directors determines. Such issuance could result in a significant dilution of the voting rights and, possibly, the stockholders’ equity, of then existing stockholders.

Significant Differences Between the Corporation Laws of Nevada and Delaware

The Company is incorporated under the laws of the State of Delaware and Great West is incorporated under the laws of the State of Nevada. Upon consummation of the Merger and Reincorporation, the Stockholders of the Company, whose rights currently are governed by Delaware law and the Company’s certificate of incorporation and bylaws, which were created pursuant to Delaware law, will become stockholders of a Nevada company, Great West Resources, Inc., and their rights as stockholders will then be governed by Nevada law and the Nevada Articles and Nevada Bylaws which were created under Nevada law.

Certain differences exist between the corporate statutes of Nevada and Delaware. The most significant differences, in the judgment of the management of the Company, are summarized below. This summary is not intended to be complete, and stockholders should refer to the DGCL and the NRS to understand how these laws apply to the Company and Great West Resources, Inc.

The Company was incorporated under the laws of the State of Delaware and Great West was incorporated under the laws of the State of Nevada.  Our shareholders will become shareholders of Great West.  Your rights as shareholders will be governed by the Title 7, Chapter 78 of the NRS and the articles of incorporation and bylaws of Great West rather than the DGCL and certificate of incorporation and bylaws of the Company.  The articles of incorporation and bylaws of Great West are set forth in Appendix C and Appendix D, respectively.

The corporate statutes of Nevada and Delaware have various differences, some of which are summarized below.  This summary is not intended to be complete, and is qualified by reference to the full text of, and decisions interpreting, Delaware law and Nevada law.

Delaware	Nevada

Removal of Directors

The DGCL permits the holders of a majority of shares of a corporation without a classified board then entitled to vote in an election of directors to remove directors, with or without cause. Our current Bylaws align with the DGCL.

Under Nevada law, any one or all of the directors of a corporation may be removed, with or without cause, by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Great West’s Bylaws align with Nevada law.

Dividends and other Distributions

Section 170 of the DGCL permits the directors of a corporation, subject to any restrictions contained in its certificate of incorporation, to declare and pay dividends upon the shares of its capital stock, either (1) out of its surplus, as computed in accordance with the DGCL, or (2) in case there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. But such dividends cannot be declared out of net profits if the capital of the corporation has diminished by depreciation in the value of its property, or by losses or otherwise, to an amount less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets.

Nevada law prohibits distributions to stockholders when the distributions would (i) render the corporation unable to pay its debts as they become due in the usual course of business and (ii) render the corporation’s total assets less than the sum of its total liabilities plus the amount that would be needed to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

Section 174 of the DGCL also imposes on any director under whose administration distributions are declared in violation of the foregoing provision, personal liability to a corporation’s creditors in the event of its dissolution or insolvency, up to the full amount of the unlawful distribution, for a period of 6 years following a dividend declaration, unless such director’s dissent was recorded in the minutes of the proceedings approving the distribution.

Section 78.300 of the Nevada Revised Statutes imposes on any director under whose administration distributions are declared in violation of the foregoing provision, personal liability to a corporation’s creditors in the event of its dissolution or insolvency, up to the full amount of the unlawful distribution, for a period of 3 years following a dividend declaration, unless such director’s dissent was recorded in the minutes of the proceedings approving the distribution.

Limitation of Liability

A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. Our current Certificate of Incorporation currently limits the liability of its directors to the fullest extent permitted by law.

Under Nevada law, unless the articles of incorporation provide for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders for any damages as a result of any act or failure to act in his capacity as a director or office unless it is proven that: (a) his act or failure to act constituted a breach of his fiduciary duties as a director or officer; and (b) his breach of those duties involved intentional misconduct, fraud or a knowing violation of law. Great West’s Articles of Incorporation limit the liability of its directors to the fullest extent permitted by law.

Indemnification

Under the DGCL, the indemnification of directors and officers is authorized to cover judgments, amounts paid in settlement, and expenses arising out of non-derivative actions where the director or officer acted in good faith and in or not opposed to the best interests of the corporation, and, in criminal cases, where the director or officer had no reasonable cause to believe that his or her conduct was unlawful. Unless limited or denied by the corporation’s certificate of incorporation, indemnification is required to the extent of a director’s or officer’s successful defense. Additionally, under the DGCL, a corporation may reimburse directors and officers for expenses incurred in a derivative action.

In suits that are not brought by or in the right of the corporation, Nevada law permits a corporation to indemnify directors, officers, employees and agents for attorney’s fees and other expenses, judgments and amounts paid in settlement. The person seeking indemnity may recover as long as he acted in good faith and believed his actions were either in the best interests of or not opposed to the best interests of the corporation. Similarly, the person seeking indemnification must not have had any reason to believe his conduct was unlawful.

However, we have included undertakings in various registration statements filed with the Securities and Exchange Commission that in the event a claim for indemnification is asserted by a director or officer relating to liabilities under the Exchange Act, we will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification would be against public policy and will be governed by any final adjudication of such issue.

In derivative suits, a corporation may indemnify its agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person if the person was adjudged to be liable to the corporation unless a court otherwise orders.

No corporation may indemnify a party unless it makes a determination, through its stockholders, directors or independent counsel, that the indemnification is proper.

Great West’s Articles of Incorporation currently indemnify its officers and directors to the fullest extent permitted by Nevada law.

Great West, as successor to the Company in the Reincorporation, will abide by any undertakings made by the Company in registration statements or reports filed with the Securities and Exchange Commission that in the event a claim for indemnification is asserted by a director or officer relating to liabilities under the Exchange Act, Great West will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification would be against public policy and will be governed by any final adjudication of such issue.

Increasing or Decreasing Authorized Shares

Delaware law contains no such similar provision.
Nevada law allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in the class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any such class or series of the corporation’s shares without a vote of the stockholders, so long as the action taken does not change or alter any right or preference of the stockholder and does not include any provision or provisions pursuant to which only money will be paid or script issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares.

Corporate Opportunity

Delaware law provides that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have an interest is not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board or a committee which authorizes the contract or transaction if: (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board or the committee, and the board or the committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of disinterested directors; (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by a vote of the stockholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof, or the stockholders.

Under Nevada law, a director breaches her duty of loyalty to the corporation if the director takes a business opportunity that is within the scope of the corporation’s potential business for himself or presents it to another party without first giving the corporation an opportunity to fairly consider the business opportunity. All such opportunities should be presented first to the corporation and fully considered.

However, a contract or other transaction is not void or voidable solely because the contract or transaction is between a Nevada corporation and its director if the fact of financial interest is known to the board of directors or committee, and the board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote of the interested director, and the contract or transaction is fair as to the corporation at the time it is authorized.

Expiration of Proxies

Section 212 of the DGCL provides that the appointment of a proxy with no expiration date may be valid for up to 3 years, but that a proxy may be provided for a longer period. Furthermore, a duly executed proxy may be irrevocable if it states that it is irrevocable and if, it is coupled with an interest in the stock itself or an interest in the corporation generally, sufficient in law to support an irrevocable power.

Nevada law provides that proxies may not be valid for more than 6 months, unless the proxy is coupled with an interest or the stockholder specifies that the proxy is to continue in force for a longer period, not to exceed 7 years.

Interested Stockholder Combinations

Delaware has a business combination statute, set forth in Section 203 of the DGCL, which provides that any person who acquires 15% or more of a corporation’s voting stock (thereby becoming an “interested stockholder”) may not engage in certain “business combinations” with the target corporation for a period of three years following the time the person became an interested stockholder, unless (i) the board of directors of the corporation has approved, prior to the interested stockholder’s acquisition of stock, either the business combination or the transaction that resulted in the person becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, that person owns at least 85% of the corporation’s voting stock outstanding at the time the transaction is commenced (excluding shares owned by persons who are both directors and officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer), or (iii) the business combination is approved by the board of directors and authorized by the affirmative vote (at an annual or special meeting and not by written consent) of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

Section 78.438 of the Nevada Revised Statutes prohibits a Nevada corporation from engaging in any business combination with any interested stockholder (any entity or person beneficially owning, directly or indirectly, 10% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons) for a period of three years following the date that the stockholder became an interested stockholder, unless prior to that date, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder.

Section 78.439 provides that business combinations after the three year period following the date that the stockholder becomes an interested stockholder may also be prohibited unless approved by the corporation’s directors or other stockholders or unless the price and terms of the transaction meet the criteria set forth in the statute.

For purposes of determining whether a person is the “owner” of 15% or more of a corporation’s voting stock for purposes of Section 203 of the DGCL, ownership is defined broadly to include the right, directly or indirectly, to acquire the stock or to control the voting or disposition of the stock. A business combination is also defined broadly to include (i) mergers and sales or other dispositions of 10% or more of the assets of a corporation with or to an interested stockholder, (ii) certain transactions resulting in the issuance or transfer to the interested stockholder of any stock of the corporation or its subsidiaries, (iii) certain transactions which would result in increasing the proportionate share of the stock of a corporation or its subsidiaries owned by the interested stockholder, and (iv) receipt by the interested stockholder of the benefit (except proportionately as a stockholder) of any loans, advances, guarantees, pledges or other financial benefits.

These restrictions placed on interested stockholders by Section 203 of the DGCL do not apply under certain circumstances, including, but not limited to, the following: (i) if the corporation’s original certificate of incorporation contains a provision expressly electing not to be governed by Section 203 or (ii) if the corporation, by action of its stockholders, adopts an amendment to its bylaws or certificate of incorporation expressly electing not to be governed by Section 203, provided that such an amendment is approved by the affirmative vote of not less than a majority of the outstanding shares entitled to vote and that such an amendment will not be effective until 12 months after its adoption (except for limited circumstances where effectiveness will occur immediately) and will not apply to any business combination with a person who became an interested stockholder at or prior to such adoption.

Control Share Acquisitions

Delaware’s control share acquisition statute generally provides that shares acquired in a “control share acquisition” will not possess any voting rights unless either the board of directors approves the acquisition or such voting rights are approved by a majority of the corporation’s voting shares, excluding interested shares. Interested shares are those held by a corporation’s officers and inside directors and by the acquiring party. A “control share acquisition” is an acquisition, directly or indirectly, by any person of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding “control shares” of a publicly held Delaware corporation. “Control shares” are shares that, except for Delaware’s control share acquisition statute, would have voting power that, when added to all other shares that can be voted by the acquiring party, would entitle the acquiring party, immediately after the acquisition of such shares, directly or indirectly, to exercise voting power in the election of directors within any of the following ranges: (1) at least 20% but less than 33 1/3% of all voting power; (2) at least 33 1/3% but less than a majority of all voting power; or (3) a majority or more of all voting power.

Sections 78.378 through 78.3793 of the Nevada Revised Statutes limit the voting rights of certain acquired shares in a corporation. The provisions generally apply to any acquisition of outstanding voting securities of a Nevada corporation that has 200 or more stockholders, at least 100 of which are Nevada residents, and conducts business in Nevada (an “issuing corporation”) resulting in ownership of one of the following categories of an issuing corporation's then outstanding voting securities: (i) 20% or more but less than 23%; (ii) 23% or more but less than 50%; or (iii) 50% or more. The securities acquired in such acquisition are denied voting rights unless a majority of the security holders approve the granting of such voting rights. Unless an issuing corporation’s articles of incorporation or bylaws then in effect provide otherwise: (i) voting securities acquired are also redeemable in part or in whole by an issuing corporation at the average price paid for the securities within 30 days if the acquiring person has not given a timely information statement to an issuing corporation or if the stockholders vote not to grant voting rights to the acquiring person's securities, and (ii) if outstanding securities and the security holders grant voting rights to such acquiring person, then any security holder who voted against granting voting rights to the acquiring person may demand the purchase from an issuing corporation, for fair value, all or any portion of his securities.

Taxes and Fees

Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $180,000, based on an equation consisting of the number of shares authorized, the number of shares outstanding and the net assets of the corporation. Our franchise tax obligation for 2013 shall be $180,000.

Nevada charges corporations incorporated in Nevada nominal annual corporate fees based on the corporation’s authorized stock, as well as a $200 business license fee, and does not impose any franchise taxes on corporations. Based on Great West’s current authorized shares, we anticipate that Great West’s obligation for the annual corporate fee will be less than $400.

Preferred Stock

Section 242 of the DGCL provides that after a corporation has issued classes or series of preferred stock, the designation of the class or series, the number of the class or series and the voting powers, designations, preferences, limitations, restrictions and relative rights of the class or series may be amended by a resolution of the board of directors and the proposed amendment adopted by the board of directors must be approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power.

The Company’s Certificate of Incorporation aligns with Delaware law.

Section 78.1955 of the Nevada Revised Statutes provides that if shares of a class or series of stock established by a resolution of the board of directors have been issued, the designation of the class or series, the number of the class or series and the voting powers, designations, preferences, limitations, restrictions and relative rights of the class or series may be amended by a resolution of the board of directors and the proposed amendment adopted by the board of directors must be approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power.

The Great West Articles contain a provision electing not to be governed by this law and provide that the board of directors may in the future amend, without further stockholder approval, the terms of Great West Preferred Stock upon such terms as the Great West board of directors determines without obtaining shareholder approval.

Appraisal Rights

The reincorporation will be conducted as a merger of the Company into Great West, our wholly-owned subsidiary, pursuant to Section 253 of the General Corporation Law of the State of Delaware.  Delaware law does not provide for any right of appraisal or redemption in connection with mergers of a parent corporation into its subsidiary.  Therefore, our shareholders are not entitled to receive consideration instead of shares of Great West.

Anti-Takeover Effects of Certain Provisions of Nevada Law and Great West’s Articles of Incorporation and Bylaws

The SEC’s Release No. 34-15230 requires disclosure and discussion of the effects of any stockholder proposal that may be used as an anti-takeover device. Certain provisions of Nevada’s corporation law and Great West’s Articles of Incorporation and Bylaws may have the effect of discouraging, delaying or preventing a change in control or an unsolicited acquisition proposal that a stockholder might consider favorable, including a proposal that might result in the payment of a premium over the market price for the shares held by stockholders. These provisions are summarized in the following paragraphs.

Limitation of Director Liability. Great West’s Articles of Incorporation limit the liability of directors and officers to us or our stockholders to the fullest extent permitted by Nevada law.

Indemnification Arrangements. Great West’s Articles of Incorporation provide that its directors and officers be indemnified in connection with actual or threatened proceedings and claims arising out of their status as such to the fullest extent permitted by the Nevada Revised Statutes. We expect to enter into indemnification agreements with each of Great West’s directors and executive officers that provide them with rights to indemnification and expense advancement to the fullest extent permitted under the Nevada Revised Statutes.

Removal of Directors. The increase in the number of votes required to remove a director from the Board of Directors may make it more difficult for, or prevent or deter a third party from acquiring control of Great West or changing Great West’s board of directors and management, as well as inhibit fluctuations in the market price of Great West’s shares that could result from actual or rumored takeover attempts.

While it is possible that the management could use these provisions to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the stockholders, we did not intend to construct or enable any anti-takeover defense or mechanism on our behalf. We have no intent or plan to employ these provisions as anti-takeover devices and do not have any plans or proposals to adopt any other provisions or enter into other arrangements that may have material anti-takeover consequences.

Federal Tax Consequences

The following is a discussion of certain federal income tax considerations that may be relevant to holders of Common Stock who receive Great West Common Stock and Great West Preferred Stock as a result of the proposed change of domicile. No state, local, or foreign tax consequences are addressed herein.

This discussion does not address the state, local, federal or foreign income tax consequences of the change of domicile that may be relevant to particular stockholders, such as dealers in securities, or Company stockholders who exercise dissenters’ rights. In view of the varying nature of such tax considerations, each stockholder is urged to consult his own tax adviser as to the specific tax consequences of the proposed Reincorporation, including the applicability of federal, state, local, or foreign tax laws. Subject to the limitations, qualifications and exceptions described herein, and assuming the change of domicile qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), the following federal income tax consequences generally should result:

•
No gain or loss should be recognized by the stockholders of the Company upon conversion of their Common Stock and Preferred Stock into Great West Common Stock and Great West Preferred Stock pursuant to the change of domicile;

•
The aggregate tax basis of the Great West Common Stock and Great West Preferred Stock received by each stockholder of the Company in the change of domicile should be equal to the aggregate tax basis of Common Stock and Preferred Stock converted in exchange therefor;

•
The holding period of Great West Company Common Stock and Great West Preferred Stock received by each stockholder of the Company in the change of domicile should include the period during which the stockholder held his Common Stock converted therefor, provided such Common Stock is held by the stockholder as a capital asset on the effective date of the change of domicile; and

•	The Company should not recognize gain or loss for federal income tax purposes as a result of the change of domicile.

The Company has not requested a ruling from the Internal Revenue Service or an opinion of counsel with respect to the federal income tax consequences of the change of domicile under the Code. The Company believes the change of domicile will constitute a tax-free reorganization under Section 368(a) of the Code, inasmuch as Section 368(a)(1)(F) of the Code defines a reorganization as a mere change in identity, form, or place of organization of the Company.

COST OF INFORMATION STATEMENT

The Company is making the mailing and will bear the costs associated therewith. There will be no solicitations made. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending the Information Statement to beneficial owners of the Company’s Common Stock.

STOCKHOLDER PROPOSALS

The Company’s Board of Directors has not yet determined the date on which the next annual meeting of stockholders will be held. Any proposal by a stockholder intended to be presented at the Company’s next annual meeting of stockholders must be received at the Company’s offices a reasonable amount of time prior to the date on which the information or proxy statement for that meeting is mailed to stockholders in order to be included in the Company’s information or proxy statement relating to that meeting.

DELIVERY OF INFORMATION TO A SHARED ADDRESS

If you and one or more Stockholders share the same address, it is possible that only one Information Statement was delivered to your address. Any registered shareholder who wishes to receive a separate copy of the Information Statement at the same address now or in the future may mail a request to receive separate copies to Great West Resources, Inc., 18 Falcon Hills Drive, Highlands Ranch, Colorado 80126, Attention: Patrick Avery, Chief Executive Officer, or call the Company at (720) 413-4520 and we will promptly deliver the Information Statement to you upon your request. Stockholders who received multiple copies of this Information Statement at a shared address and who wish to receive a single copy may direct their request to the same address.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. You can identify our forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

WHERE YOU CAN FIND MORE INFORMATION ABOUT THE COMPANY

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials that the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains information we file electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates.

By Order of the Board of Directors

/s/ Patrick Avery
Patrick Avery
Chief Executive Officer
Highlands Ranch, Colorado
February *, 2014

APPENDIX A

SILVER HORN MINING LTD.
2014 EQUITY INCENTIVE PLAN

1.	PURPOSE OF PLAN

1.1 The purpose of this 2014 Equity Incentive Plan (this “Plan”) of Silver Horn Mining Ltd., a Delaware corporation (the “Corporation”), is to promote the success of the Corporation and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons.

2.	ELIGIBILITY

2.1 The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the Corporation or one of its Subsidiaries; or (c) a consultant who renders bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Subsidiaries) to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the “Securities Act”), the offering and sale of shares issuable under this Plan by the Corporation, or the Corporation’s compliance with any other applicable laws. An Eligible Person who has been granted an award (a “Participant”) may, if otherwise eligible, be granted additional awards if the Administrator shall so determine. As used herein, “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; and “Board” means the Board of Directors of the Corporation.

3.	PLAN ADMINISTRATION

3.1 The Administrator. This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by Section 157 of the Delaware General Corporation Law and any other applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to designate Eligible Persons who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the affirmative vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute due authorization of an action by the acting Administrator.

With respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), this Plan shall be administered by a committee consisting solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. Award grants, and transactions in or involving awards, intended to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable stock exchange, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable stock exchange). Awards granted to non-employee directors shall not be subject to the discretion of any officer or employee of the Corporation and shall be administered exclusively by a committee consisting solely of independent directors.

3.2 Powers of the Administrator. Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

(a) determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive awards under this Plan;

(b) grant awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of this Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such awards;

(c) approve the forms of award agreements (which need not be identical either as to type of award or among participants);

(d) construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;

(e) cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;

(f) accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum ten-year term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 8.6.5;

(g) adjust the number of shares of Common Stock subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to compliance with applicable stock exchange requirements, Sections 4 and 8.6 and the applicable requirements of Code Section 162(m) and treasury regulations thereunder with respect to awards that are intended to satisfy the requirements for performance-based compensation under Section 162(m), and provided that in no case (except due to an adjustment contemplated by Section 7 or any repricing that may be approved by stockholders) shall such an adjustment constitute a repricing (by amendment, cancellation and regrant, exchange or other means) of the per share exercise or base price of any stock option or stock appreciation right or other award granted under this Plan, and further provided that any adjustment or change in terms made pursuant to this Section 3.2(g) shall be made in a manner that, in the good faith determination of the Administrator will not likely result in the imposition of additional taxes or interest under Section 409A of the Code;

(h) determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator’s action (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);

(i) determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution, acceleration or succession of awards upon the occurrence of an event of the type described in Section 7;

(j) acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value, or other consideration; and

(k) determine the Fair Market Value (as defined in Section 5.6) of the Common Stock or awards under this Plan from time to time and/or the manner in which such value will be determined.

3.3 Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board, the Administrator, nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, legal fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

3.4 Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Administrator may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. The Administrator shall not be liable for any such action or determination taken or made or omitted in good faith based upon such advice.

3.5 Delegation of Non-Discretionary Functions. In addition to the ability to delegate certain grant authority to officers of the Corporation as set forth in Section 3.1, the Administrator may also delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.

4.	SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMIT

4.1 Shares Available. Subject to the provisions of Section 7.1, the capital stock available for issuance under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock. For purposes of this Plan, “Common Stock” shall mean the common stock of the Corporation and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under Section 7.1.

4.2 Share Limit. The maximum number of shares of Common Stock that may be delivered pursuant to awards granted to Eligible Persons under this Plan may not exceed 34,000,000 shares of Common Stock as adjusted in a single adjustment for a Plan Increase Event (as defined below)(the “Share Limit”). Notwithstanding the foregoing, the Share Limit shall automatically increased upon the occurrence of the Plan Increase Event such that the Share Limit upon such occurrence shall be equal to 34,000,000 plus the number of shares of Common Stock as shall be equal to fifteen (15%) percent of the number of shares of Common Stock issued or issuable as a result of the Plan Increase Event.  For purposes of this Section 4.2, “Plan Increase Event” shall mean the issuance not later than sixty (60) days following the date of shareholder approval of the Plan in connection  with (i) a private placement of the Corporation’s securities in which the Corporation receives gross proceeds of at least One Million Dollars ($1,000,000) and (ii) an acquisition of at least 50 mining leases and/or claims in the Holbrook Basin.  For the absence of doubt the number of shares of Common Stock issued or issuable as a result of the Plan Increase Event shall mean the number of shares of Common Stock issued and outstanding after giving effect to issuances of securities by the Corporation in connection with the Plan Increase Event including shares of Common Stock for which the Corporation’s warrants and preferred stock are convertible on an as-converted basis.

The foregoing Share Limit is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.

4.3 Awards Settled in Cash, Reissue of Awards and Shares. The Administrator may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments in accordance with this Section 4.3. Shares shall be counted against those reserved to the extent such shares have been delivered and are no longer subject to a substantial risk of forfeiture. Accordingly, (i) to the extent that an award under the Plan, in whole or in part, is canceled, expired, forfeited, settled in cash, settled by delivery of fewer shares than the number of shares underlying the award, or otherwise terminated without delivery of shares to the participant, the shares retained by or returned to the Corporation will not be deemed to have been delivered under the Plan and will be deemed to remain or to become available under this Plan; and (ii) shares that are withheld from such an award or separately surrendered by the participant in payment of the exercise price or taxes relating to such an award shall be deemed to constitute shares not delivered and will be deemed to remain or to become available under the Plan. The foregoing adjustments to the Share Limit of this Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended as performance-based compensation thereunder.

4.4 Reservation of Shares; No Fractional Shares. The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation’s obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan.

5.	AWARDS

5.1 Type and Form of Awards. The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of awards that may be granted under this Plan are:

5.1.1 Stock Options. A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”) or a nonqualified stock option (an option not intended to be an ISO). The award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.5.

5.1.2 Additional Rules Applicable to ISOs. To the extent that the aggregate Fair Market Value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term “subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question). There shall be imposed in any award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an “incentive stock option” as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option is at least 110% of the Fair Market Value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

       5.1.3 Stock Appreciation Rights. A stock appreciation right or “SAR” is a right to receive a payment, in cash and/or Common Stock, equal to the number of shares of Common Stock being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the SAR is exercised, over (ii) the Fair Market Value of a share of Common Stock on the date the SAR was granted as specified in the applicable award agreement (the “base price”). The maximum term of a SAR shall be ten (10) years.

5.1.4 Restricted Shares.

(a) Restrictions. Restricted shares are shares of Common Stock subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Administrator may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Administrator may determine at the date of grant or thereafter. Except to the extent restricted under the terms of this Plan and the applicable award agreement relating to the restricted stock, a participant granted restricted stock shall have all of the rights of a shareholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Administrator).

(b) Certificates for Shares. Restricted shares granted under this Plan may be evidenced in such manner as the Administrator shall determine. If certificates representing restricted stock are registered in the name of the participant, the Administrator may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such restricted stock, that the Corporation retain physical possession of the certificates, and that the participant deliver a stock power to the Corporation, endorsed in blank, relating to the restricted stock. The Administrator may require that restricted shares are held in escrow until all restrictions lapse

(c) Dividends and Splits. As a condition to the grant of an award of restricted stock, subject to applicable law, the Administrator may require or permit a participant to elect that any cash dividends paid on a share of restricted stock be automatically reinvested in additional shares of restricted stock or applied to the purchase of additional awards under this Plan. Unless otherwise determined by the Administrator, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the restricted stock with respect to which such stock or other property has been distributed.

5.1.5 Restricted Share Units.

(a) Grant of Restricted Share Units. A restricted share unit, or “RSU”, represents the right to receive from the Corporation on the respective scheduled vesting or payment date for such RSU, one Common Share. An award of RSUs may be subject to the attainment of specified performance goals or targets, forfeitability provisions and such other terms and conditions as the Administrator may determine, subject to the provisions of this Plan. At the time an award of RSUs is made, the Administrator shall establish a period of time during which the restricted share units shall vest and the timing for settlement of the RSU.

(b) Dividend Equivalent Accounts. Subject to the terms and conditions of the Plan and the applicable award agreement, as well as any procedures established by the Administrator, prior to the expiration of the applicable vesting period of an RSU, the Administrator may determine to pay dividend equivalent rights with respect to RSUs, in which case, the Corporation shall establish an account for the participant and reflect in that account any securities, cash or other property comprising any dividend or property distribution with respect to the shares of Common Stock underlying each RSU. Each amount or other property credited to any such account shall be subject to the same vesting conditions as the RSU to which it relates. The participant shall have the right to be paid the amounts or other property credited to such account upon vesting of the subject RSU.

            (c) Rights as a Shareholder. Subject to the restrictions imposed under the terms and conditions of this Plan and the applicable award agreement, each participant receiving RSUs shall have no rights as a shareholder with respect to such RSUs until such time as shares of Common Stock are issued to the participant. No shares of Common Stock shall be issued at the time a RSU is granted, and the Company will not be required to set aside a fund for the payment of any such award. Except as otherwise provided in the applicable award agreement, shares of Common Stock issuable under an RSU shall be treated as issued on the first date that the holder of the RSU is no longer subject to a substantial risk of forfeiture as determined for purposes of Section 409A of the Code, and the holder shall be the owner of such shares of Common Stock on such date. An award agreement may provide that issuance of shares of Common Stock under an RSU may be deferred beyond the first date that the RSU is no longer subject to a substantial risk of forfeiture, provided that such deferral is structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

5.1.6 Cash Awards. The Administrator may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant cash bonuses (including without limitation, discretionary awards, awards based on objective or subjective performance criteria, awards subject to other vesting criteria or awards granted consistent with Section 5.2 below). Cash awards shall be awarded in such amount and at such times during the term of the Plan as the Administrator shall determine.

5.1.7 Other Awards. The other types of awards that may be granted under this Plan include: (a) stock bonuses, performance stock, performance units, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock (subject to the requirements of Section 5.1.1 and in compliance with applicable laws), upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; or (b) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon.

5.2 Section 162(m) Performance-Based Awards. Without limiting the generality of the foregoing, any of the types of awards listed in Sections 5.1.4 through 5.1.7 above may be, and options and SARs granted with an exercise or base price not less than the Fair Market Value of a share of Common Stock at the date of grant (“Qualifying Options” and “Qualifying SARs,” respectively) typically will be, granted as awards intended to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code (“Performance-Based Awards”). The grant, vesting, exercisability or payment of Performance-Based Awards may depend (or, in the case of Qualifying Options or Qualifying SARs, may also depend) on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using the Business Criteria provided for below for the Corporation on a consolidated basis or for one or more of the Corporation’s subsidiaries, segments, divisions or business units, or any combination of the foregoing. Such criteria may be evaluated on an absolute basis or relative to prior periods, industry peers, or stock market indices. Any Qualifying Option or Qualifying SAR shall be subject to the requirements of Section 5.2.1 and 5.2.3 in order for such award to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Any other Performance-Based Award shall be subject to all of the following provisions of this Section 5.2.

5.2.1 Class; Administrator. The eligible class of persons for Performance-Based Awards under this Section 5.2 shall be officers and employees of the Corporation or one of its Subsidiaries. The Administrator approving Performance-Based Awards or making any certification required pursuant to Section 5.2.4 must be constituted as provided in Section 3.1 for awards that are intended as performance-based compensation under Section 162(m) of the Code.

5.2.2 Performance Goals. The specific performance goals for Performance-Based Awards (other than Qualifying Options and Qualifying SARs) shall be, on an absolute or relative basis, established based on such business criteria as selected by the Administrator in its sole discretion (“Business Criteria”), including the following: (1) earnings per share, (2) cash flow (which means cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financing and investing activities), (3) total stockholder return, (4) price per share of Common Stock, (5) gross revenue, (6) revenue growth, (7) operating income (before or after taxes), (8) net earnings (before or after interest, taxes, depreciation and/or amortization), (9) return on equity, (10) capital employed, or on assets or on net investment, (11) cost containment or reduction, (12) cash cost per ounce of production, (13) operating margin, (14) debt reduction, (15) resource amounts, (16) production or production growth, (17) resource replacement or resource growth, (18) successful completion of financings, or (19) any combination of the foregoing. To qualify awards as performance-based under Section 162(m), the applicable Business Criterion (or Business Criteria, as the case may be) and specific performance goal or goals (“targets”) must be established and approved by the Administrator during the first 90 days of the performance period (and, in the case of performance periods of less than one year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code. Performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets; provided that the Administrator may not make any adjustment to the extent it would adversely affect the qualification of any compensation payable under such performance targets as “performance-based compensation” under Section 162(m) of Code. The applicable performance measurement period may not be less than 3 months nor more than 10 years.

5.2.3 Form of Payment. Grants or awards intended to qualify under this Section 5.2 may be paid in cash or shares of Common Stock or any combination thereof.

5.2.4 Certification of Payment. Before any Performance-Based Award under this Section 5.2 (other than Qualifying Options and Qualifying SARs) is paid and to the extent required to qualify the award as performance-based compensation within the meaning of Section 162(m) of the Code, the Administrator must certify in writing that the performance target(s) and any other material terms of the Performance-Based Award were in fact timely satisfied.

5.2.5 Reservation of Discretion. The Administrator will have the discretion to determine the restrictions or other limitations of the individual awards granted under this Section 5.2 including the authority to reduce awards, payouts or vesting or to pay no awards, in its sole discretion, if the Administrator preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

5.2.6 Expiration of Grant Authority. As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Administrator’s authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than Qualifying Options and Qualifying SARs) shall terminate upon the first meeting of the Corporation’s stockholders that occurs in the fifth year following the year in which the Corporation’s stockholders first approve this Plan (the “162(m) Term”).

5.2.7 Compensation Limitations. The maximum aggregate number of shares of Common Stock that may be issued to any Eligible Person during the term of this Plan pursuant to Qualifying Options and Qualifying SARs may not exceed the Share Limit. The maximum aggregate number of shares of Common Stock that may be issued to any Eligible Person pursuant to Performance-Based Awards granted during the 162(m) Term (other than cash awards granted pursuant to Section 5.1.6 and Qualifying Options or Qualifying SARs) may not exceed the Share Limit. The maximum amount that may be paid to any Eligible Person pursuant to Performance-Based Awards granted pursuant to Sections 5.1.6 (cash awards) during the 162(m) Term may not exceed $1,000,000.  The limitations set forth in this Section 5.2.7 shall be proportionally adjusted upon the occurrence of a Plan Increase Event as described in Section 4.2 herein.

5.3 Award Agreements. Each award shall be evidenced by a written or electronic award agreement in the form approved by the Administrator and, if required by the Administrator, executed by the recipient of the award. The Administrator may authorize any officer of the Corporation (other than the particular award recipient) to execute any or all award agreements on behalf of the Corporation (electronically or otherwise). The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.

5.4 Deferrals and Settlements. Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares of Common Stock or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares. All mandatory or elective deferrals of the issuance of shares of Common Stock or the settlement of cash awards shall be structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

5.5 Consideration for Common Stock or Awards. The purchase price for any award granted under this Plan or the Common Stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator and subject to compliance with applicable laws, including, without limitation, one or a combination of the following methods:

●	services rendered by the recipient of such award;

●	cash, check payable to the order of the Corporation, or electronic funds transfer;

●	notice and third party payment in such manner as may be authorized by the Administrator;

●	the delivery of previously owned shares of Common Stock that are fully vested and unencumbered;
●	by a reduction in the number of shares otherwise deliverable pursuant to the award; or

●
subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

In the event that the Administrator allows a participant to exercise an award by delivering shares of Common Stock previously owned by such participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the participant from the Corporation (upon exercise of a stock option or otherwise) must have been owned by the participant at least six months as of the date of delivery (or such other period as may be required by the Administrator in order to avoid adverse accounting treatment). Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their Fair Market Value on the date of exercise. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase, as established from time to time by the Administrator, have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any award by any method other than cash payment to the Corporation.

5.6 Definition of Fair Market Value. For purposes of this Plan “Fair Market Value” shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the closing price for a share of Common Stock on the trading day immediately before the grant date, as furnished by the NASDAQ Stock Market or other principal stock exchange on which the Common Stock is then listed for the date in question, or if the Common Stock is not listed on a principal stock exchange, then by the Over-the-Counter Bulletin Board or OTC Markets. If the Common Stock is not listed on the NASDAQ Capital Market or listed on a principal stock exchange or is no longer actively traded on the Over-the-Counter Bulletin Board or OTC Markets as of the applicable date, the Fair Market Value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances.

5.7 Transfer Restrictions.

5.7.1 Limitations on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 5.7, by applicable law and by the award agreement, as the same may be amended, (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.

5.7.2 Exceptions. The Administrator may permit awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing (provided that any such transfers of ISOs shall be limited to the extent permitted under the federal tax laws governing ISOs). Any permitted transfer shall be subject to compliance with applicable federal and state securities laws.

5.7.3 Further Exceptions to Limits on Transfer. The exercise and transfer restrictions in Section 5.7.1 shall not apply to:

(a) transfers to the Corporation,

(b) the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the participant has died, transfers to or exercise by the participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(c) subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator,

(d) subject to any applicable limitations on ISOs, if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or

(e) the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Administrator.

      5.8 International Awards. One or more awards may be granted to Eligible Persons who provide services to the Corporation or one of its Subsidiaries outside of the United States. Any awards granted to such persons may, if deemed necessary or advisable by the Administrator, be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator.

5.9 Vesting. Subject to Section 5.1.2 hereof, awards shall vest at such time or times and subject to such terms and conditions as shall be determined by the Administrator at the time of grant; provided, however, that in the absence of any award vesting periods designated by the Administrator at the time of grant in the applicable award agreement, awards shall vest as to one-third of the total number of shares subject to the award on each of the first, second and third anniversaries of the date of grant.

6.	EFFECT OF TERMINATION OF SERVICE ON AWARDS

6.1 Termination of Employment.

6.1.1 The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award. If the participant is not an employee of the Corporation or one of its Subsidiaries and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award agreement otherwise provides) of whether the participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

6.1.2 For awards of stock options or SARs, unless the award agreement provides otherwise, the exercise period of such options or SARs shall expire: (1) three months after the last day that the participant is employed by or provides services to the Corporation or a Subsidiary (provided; however, that in the event of the participant’s death during this period, those persons entitled to exercise the option or SAR pursuant to the laws of descent and distribution shall have one year following the date of death within which to exercise such option or SAR); (2) in the case of a participant whose termination of employment is due to death or disability (as defined in the applicable award agreement), 12 months after the last day that the participant is employed by or provides services to the Corporation or a Subsidiary; and (3) immediately upon a participant’s termination for “cause”. The Administrator will, in its absolute discretion, determine the effect of all matters and questions relating to a termination of employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a termination of employment and whether a participant’s termination is for “cause.”

If not defined in the applicable award agreement, “Cause” shall mean:

(i) conviction of a felony or a crime involving fraud or moral turpitude; or

(ii) theft, material act of dishonesty or fraud, intentional falsification of any employment or Company records, or commission of any criminal act which impairs participant’s ability to perform appropriate employment duties for the Corporation; or

(iii) intentional or reckless conduct or gross negligence materially harmful to the Company or the successor to the Corporation after a Change in Control , including violation of a non-competition or confidentiality agreement; or

(iv) willful failure to follow lawful instructions of the person or body to which participant reports; or

(v) gross negligence or willful misconduct in the performance of participant’s assigned duties. Cause shall not include mere unsatisfactory performance in the achievement of participant’s job objectives.

6.1.3 For awards of restricted shares, unless the award agreement provides otherwise, restricted shares that are subject to restrictions at the time that a participant whose employment or service is terminated shall be forfeited and reacquired by the Corporation; provided that, the Administrator may provide, by rule or regulation or in any award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to restricted shares shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of restricted shares. Similar rules shall apply in respect of RSUs.

6.2 Events Not Deemed Terminations of Service. Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 3 months. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the award agreement.

6.3 Effect of Change of Subsidiary Status. For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation, a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status.

7. ADJUSTMENTS; ACCELERATION

7.1 Adjustments. Upon or in contemplation of any of the following events described in this Section 7.1,: any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split (“stock split”); any merger, arrangement, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; then the Administrator shall in such manner, to such extent and at such time as it deems appropriate and equitable in the circumstances (but subject to compliance with applicable laws and stock exchange requirements) proportionately adjust any or all of (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including the number of shares provided for in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any or all outstanding awards, (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, and (5) the 162(m) compensation limitations set forth in Section 5.2.7 and (subject to Section 8.8.3(a)) the performance standards applicable to any outstanding awards (provided that no adjustment shall be allowed to the extent inconsistent with the requirements of Code section 162(m)). Any adjustment made pursuant to this Section 7.1 shall be made in a manner that, in the good faith determination of the Administrator, will not likely result in the imposition of additional taxes or interest under Section 409A of the Code. With respect to any award of an ISO, the Administrator may make such an adjustment that causes the option to cease to qualify as an ISO without the consent of the affected participant.

7.2 Change in Control. Upon a Change in Control, each then-outstanding option and SAR shall automatically become fully vested, all restricted shares then outstanding shall automatically fully vest free of restrictions, and each other award granted under this Plan that is then outstanding shall automatically become vested and payable to the holder of such award unless the Administrator has made appropriate provision for the substitution, assumption, exchange or other continuation of the award pursuant to the Change in Control. Notwithstanding the foregoing, the Administrator, in its sole and absolute discretion, may choose (in an award agreement or otherwise) to provide for full or partial accelerated vesting of any award upon a Change In Control (or upon any other event or other circumstance related to the Change in Control, such as an involuntary termination of employment occurring after such Change in Control, as the Administrator may determine), irrespective of whether such any such award has been substituted, assumed, exchanged or otherwise continued pursuant to the Change in Control.

For purposes of this Plan, “Change in Control” shall be deemed to have occurred if:

(i) a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Corporation, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates;

(ii) the Corporation shall be merged or consolidated with another entity, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting entity shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to such transaction), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates;

(iii) the Corporation shall sell substantially all of its assets to another entity that is not wholly owned by the Corporation, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to such transaction), any employee benefit plan of the Corporation or its Subsidiaries and their affiliates; or

(iv) a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Corporation (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates.

For purposes of this Section 5(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

Notwithstanding the foregoing, (1) the Administrator may waive the requirement described in paragraph (iv) above that a Person must acquire more than 50% of the outstanding voting securities of the Corporation for a Change in Control to have occurred if the Administrator determines that the percentage acquired by a person is significant (as determined by the Administrator in its discretion) and that waiving such condition is appropriate in light of all facts and circumstances, and (2) no compensation that has been deferred for purposes of Section 409A of the Code shall be payable as a result of a Change in Control unless the Change in Control qualifies as a change in ownership or effective control of the Corporation within the meaning of Section 409A of the Code.

7.3 Early Termination of Awards. Any award that has been accelerated as required or permitted by Section 7.2 upon a Change in Control (or would have been so accelerated but for Section 7.4 or 7.5) shall terminate upon such event, subject to any provision that has been expressly made by the Administrator, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other continuation of such award and provided that, in the case of options and SARs that will not survive, be substituted for, assumed, exchanged, or otherwise continued in the transaction, the holder of such award shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding options and SARs in accordance with their terms before the termination of such awards (except that in no case shall more than ten days’ notice of accelerated vesting and the impending termination be required and any acceleration may be made contingent upon the actual occurrence of the event).

The Administrator may make provision for payment in cash or property (or both) in respect of awards terminated pursuant to this section as a result of the Change in Control and may adopt such valuation methodologies for outstanding awards as it deems reasonable and, in the case of options, SARs or similar rights, and without limiting other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award.

7.4 Other Acceleration Rules. Any acceleration of awards pursuant to this Section 7 shall comply with applicable legal and stock exchange requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Administrator to occur a limited period of time not greater than 30 days before the event. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an award if an event giving rise to the acceleration does not occur. Notwithstanding any other provision of the Plan to the contrary, the Administrator may override the provisions of Section 7.2, 7.3, and/or 7.5 by express provision in the award agreement or otherwise. The portion of any ISO accelerated pursuant to Section 7.2 or any other action permitted hereunder shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.

7.5 Possible Rescission of Acceleration. If the vesting of an award has been accelerated expressly in anticipation of an event and the Administrator later determines that the event will not occur, the Administrator may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested awards; provided, that, in the case of any compensation that has been deferred for purposes of Section 409A of the Code, the Administrator determines that such rescission will not likely result in the imposition of additional tax or interest under Code Section 409A.

8.	OTHER PROVISIONS

8.1 Compliance with Laws. This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any applicable stock exchange listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

8.2 Future Awards/Other Rights. No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

8.3 No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.

8.4 Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

8.5 Tax Withholding. Upon any exercise, vesting, or payment of any award, the Corporation or one of its Subsidiaries shall have the right at its option to:

(a) require the participant (or the participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment; or

(b) deduct from any amount otherwise payable in cash to the participant (or the participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such cash payment.

In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

8.6 Effective Date, Termination and Suspension, Amendments.

8.6.1 Effective Date and Termination. This Plan was approved by the Board and became effective on January 21, 2014. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on January 21, 2024. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

8.6.2 Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.

8.6.3 Stockholder Approval. To the extent then required by applicable law or any applicable stock exchange or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, this Plan and any amendment to this Plan shall be subject to stockholder approval.

8.6.4 Amendments to Awards. Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards. Any amendment or other action that would constitute a repricing of an award is subject to the limitations set forth in Section 3.2(g).

8.6.5 Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change of or affecting any outstanding award shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.

8.7 Privileges of Stock Ownership. Except as otherwise expressly authorized by the Administrator or this Plan, a participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

8.8 Governing Law; Construction; Severability.

8.8.1 Choice of Law. This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Delaware.

8.8.2 Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

8.8.3 Plan Construction.

(a) Rule 16b-3. It is the intent of the Corporation that the awards and transactions permitted by awards be interpreted in a manner that, in the case of participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Corporation shall have no liability to any participant for Section 16 consequences of awards or events under awards if an award or event does not so qualify.

(b) Section 162(m). Awards under Sections 5.1.4 through 5.1.7 to persons described in Section 5.2 that are either granted or become vested, exercisable or payable based on attainment of one or more performance goals related to the Business Criteria, as well as Qualifying Options and Qualifying SARs granted to persons described in Section 5.2, that are approved by a committee composed solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code) shall be deemed to be intended as performance-based compensation within the meaning of Section 162(m) of the Code unless such committee provides otherwise at the time of grant of the award. It is the further intent of the Corporation that (to the extent the Corporation or one of its Subsidiaries or awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code) any such awards and any other Performance-Based Awards under Section 5.2 that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m).

(c) Code Section 409A Compliance. The Board intends that, except as may be otherwise determined by the Administrator, any awards under the Plan are either exempt from or satisfy the requirements of Section 409A of the Code and related regulations and Treasury pronouncements (“Section 409A”) to avoid the imposition of any taxes, including additional income or penalty taxes, thereunder. If the Administrator determines that an award, award agreement, acceleration, adjustment to the terms of an award, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a participant’s award to become subject to Section 409A, unless the Administrator expressly determines otherwise, such award, award agreement, payment, acceleration, adjustment, distribution, deferral election, transaction or other action or arrangement shall not be undertaken and the related provisions of the Plan and/or award agreement will be deemed modified or, if necessary, rescinded in order to comply with the requirements of Section 409A to the extent determined by the Administrator without the content or notice to the participant. Notwithstanding the foregoing, neither the Company nor the Administrator shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any participant under Section 409A and neither the Company nor the Administrator will have any liability to any participant for such tax or penalty.

(d) No Guarantee of Favorable Tax Treatment. Although the Company intends that awards under the Plan will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. The Company shall not be liable to any participant for any tax, interest or penalties the participant might owe as a result of the grant, holding, vesting, exercise or payment of any award under the Plan

8.9 Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

8.10 Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation. Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, arrangement, business combination, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan, except as may otherwise be provided by the Administrator at the time of such assumption or substitution or as may be required to comply with the requirements of any applicable stock exchange.

8.11 Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

8.12 No Corporate Action Restriction. The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, arrangement, business combination, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

8.13 Other Corporation Benefit and Compensation Programs. Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing or except as otherwise specifically set forth in the terms and conditions of such other employee welfare or benefit plan or arrangement. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or its Subsidiaries.

8.14 Prohibition on Repricing. Subject to Section 4, the Administrator shall not, without the approval of the stockholders of the Corporation (i) reduce the exercise price, or cancel and reissue options so as to in effect reduce the exercise price or (ii) change the manner of determining the exercise price so that the exercise price is less than the fair market value per share of Common Stock.

As adopted by the Board of Directors of Silver Horn Mining Ltd. on January 21, 2014.

APPENDIX B

AGREEMENT AND PLAN OF MERGER

OF

SILVER HORN MINING LTD., A DELAWARE CORPORATION

AND

GREAT WEST RESOURCES, INC., A NEVADA CORPORATION

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”) dated as of ____________  ___, 2014, made and entered into by and between Silver Horn Mining Ltd., Inc., a Delaware corporation (“Silver Horn”), and Great West Resources, Inc., a Nevada corporation (“Great West”), which corporations are sometimes referred to herein as the “Constituent Corporations.”

W I T N E S S E T H:

WHEREAS, Silver Horn is a corporation organized and existing under the laws of the State of Delaware, having been reincorporated on March 2, 2010 under the laws of the State of Delaware under the Delaware General Corporation Law (the “DGCL”);

WHEREAS, Great West, a wholly-owned subsidiary of Silver Horn, is a corporation existing under the laws of the State of Nevada, having been incorporated on January 22, 2014 under the laws of the State of Nevada under the Nevada Revised Statutes (the “NRS”);

WHEREAS, the respective Boards of Directors of Silver Horn and Great West have determined that it is desirable to merge Silver Horn with and into Great West and that Great West shall be the surviving corporation (the “Merger”); and

WHEREAS, the Constituent Corporations intend by this Agreement to effect a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained in this Agreement, and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Silver Horn and Great West hereto agree as follows:

ARTICLE I
MERGER

The Merger shall become effective upon the acceptance of the filing of the Articles of Merger with the Secretary of State of the State of Nevada and the acceptance of the filing of the Certificate of Merger with the Secretary of State of the State of Delaware (the “Effective Date”). On the Effective Date, Silver Horn shall be merged with and into Great West, the separate existence of Silver Horn shall cease and Great West (hereinafter sometimes referred to as the “Surviving Corporation”) shall continue to exist under the name of Great West Resources, Inc. by virtue of, and shall be governed by, the laws of the State of Nevada.

ARTICLE II
ARTICLES OF INCORPORATION OF SURVIVING CORPORATION

The name of the Surviving Corporation shall be “Great West Resources, Inc.”  The Articles of Incorporation of the Surviving Corporation, attached hereto as Exhibit A, as in effect on the date hereof, shall be the Articles of Incorporation of Great West (the “Great West Charter”) without change, unless and until amended in accordance with Article VIII of this Agreement or otherwise amended in accordance with applicable law.

ARTICLE III
BYLAWS OF THE SURVIVING CORPORATION

The Bylaws of the Surviving Corporation, as in effect on the date hereof shall be the Bylaws of Great West (the “Great West Bylaws”) without change, unless and until amended in accordance with Article VIII of this Agreement or otherwise amended in accordance with applicable law.

ARTICLE IV
EFFECT OF MERGER ON STOCK OF CONSTITUENT CORPORATIONS

4.1 Conversion of Silver Horn Securities.  On the Effective Date, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their shareholders:

(a) Each share of common stock, par value $0.0001 per share, of Silver Horn (the “Silver Horn Common Stock”) issued and outstanding immediately prior to the Effective Date shall be changed and converted into 1/150th fully paid and nonassessable shares of common stock, par value $0.0001 per share, of Great West (the “Great West Common Stock”);

(b) Each share of Silver Horn Series A Convertible Preferred Stock, par value $0.0001 per share (the “Silver Horn Series A Preferred Stock”) issued and outstanding immediately prior to the Effective Date shall be changed and converted into 1/150th fully paid and nonassessable shares of the Series A Convertible Preferred Stock, par value $0.0001 per share, of Great West (the “Great West Series A Preferred Stock”);

(c) Each share of Silver Horn Series D Convertible Preferred Stock, par value $0.0001 per share (the “Silver Horn Series D Preferred Stock” and, together with the Silver Series A Preferred Stock, the “Silver Horn Preferred Stock”) issued and outstanding immediately prior to the Effective Date shall be changed and converted into 1/150th fully paid and nonassessable shares of the Series B Convertible Preferred Stock, par value $0.0001 per share, of Great West (the “Great West Series B Preferred Stock” and, together with the Great West Series A Preferred Stock, the “Great West Preferred Stock”);

(d) All options to purchase shares of Silver Horn Common Stock that are issued and outstanding immediately prior to the Effective Date shall be changed and converted into equivalent options to purchase 1/150th of a share of Great West Common Stock at an exercise price of $0.0001 per share;

 (e) All warrants to purchase shares of Silver Horn Common Stock that are issued and outstanding immediately prior to the Effective Date shall be changed and converted into equivalent warrants to purchase 1/150th of a share of Great West Common Stock at 150 times the exercise price of such converted warrants;

(f) Each share of Great West Common Stock issued and outstanding immediately prior to the Effective Date shall be canceled and returned to the status of authorized but unissued Great West Common Stock.

4.2 Fractional Interests.  In lieu of issuing fractional shares of Great West Common Stock or Great West Preferred Stock or options or warrants to purchase fractional shares of Great West Common Stock, to the extent that a holder’s shares of Silver Horn Common Stock, Silver Horn Series A Preferred Stock or Silver Horn Series D Preferred Stock, when aggregated together with shares of the same class, do not convert to whole shares of Great West Common Stock, Great West Series A Preferred Stock or Great West Series B Preferred Stock, as applicable, the resulting fractional shares shall be rounded up to the closest full share, and all options and warrants to purchase fractional shares of Great West Common Stock shall be rounded up to purchase the next full share of Great West Common Stock.  For example, a holder of 6,000,000 shares of Silver Horn Common Stock, 150,000 shares of Silver Horn Series A Preferred Stock, 40,000 shares of Silver Horn Series D Preferred Stock, options to purchase 4,500,000 shares of Silver Horn Common Stock and warrants to purchase 2,000,000 shares of Silver Horn Common Stock would receive 40,000 shares of Great West Common Stock, 1,000 shares of Great West Series A Preferred Stock, 267 shares of Great West Series B Preferred Stock, options to purchase 30,000 shares of Great West Common Stock and warrants to purchase 13,334 shares of Great West Common

4.3 Stock Certificates.  After the Effective Date, (i) certificates representing shares of Silver Horn Common Stock will represent shares of Great West Common Stock, (ii) certificates representing shares of Silver Horn Series A Preferred Stock will represent shares of Great West Series A Preferred Stock and (iii) certificates representing shares of Silver Horn Series D Preferred Stock will represent shares of Great West Series B Preferred Stock, and without surrender of the same to the transfer agent for Silver Horn, who also shall serve as the transfer agent for Great West, the holder thereof shall be entitled to receive a certificate or certificates representing the number of shares of Great West Common Stock, Great West Series A Preferred Stock or Great West Series B Preferred Stock into which such shares of Silver Horn Common Stock, Silver Horn Series A Preferred Stock and Silver Horn Series D Preferred Stock shall have been converted pursuant to Section 4.1 above.

ARTICLE V
CORPORATE EXISTENCE, POWERS AND LIABILITIES OF THE SURVIVING
CORPORATION

5.1 Effects of the Merger.  On the Effective Date, the separate existence of Silver Horn shall cease. Silver Horn shall be merged with and into Great West, the Surviving Corporation, in accordance with the provisions of this Agreement. Thereafter, Great West shall possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and shall be subject to all the restrictions, disabilities and duties of each of the parties to this Agreement; all singular rights, privileges, powers and franchises of Silver Horn and Great West, and all property, real, personal and mixed and all debts due to each of them on whatever account, shall be vested in Great West; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter the property of Great West, the Surviving Corporation, as they were of the respective constituent entities, and the title to any real estate, whether by deed or otherwise, vested in Silver Horn and Great West, or either of them, shall not revert or be in any way impaired by reason of the Merger, but all rights of creditors and all liens upon the property of the parties hereto, shall be preserved unimpaired, and all debts, liabilities and duties of Silver Horn shall thenceforth attach to Great West, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

5.2  Silver Horn 2014 Equity Incentive Plan. Great West will assume all of the obligations of Silver Horn under the Silver Horn Mining Ltd. 2014 Equity Incentive Plan (the “Silver Horn Plan”) with respect to which any employee rights or accrued benefits are outstanding under the Silver Horn Plan as of the Effective Date.  The Silver Horn Plan as in effect on the date hereof shall be the Great West Resources, Inc. 2014 Equity Incentive Plan without change, unless and until amended in accordance with applicable law

5.3 Further Assurances.  Silver Horn agrees that it will execute and deliver, or cause to be executed and delivered, all such deeds and other instruments and will take or cause to be taken such further or other action as the Surviving Corporation may deem necessary in order to vest in and confirm to the Surviving Corporation title to and possession of all the property, rights, privileges, immunities, powers, purposes and franchises, and all and every other interest of Silver Horn and otherwise to carry out the intent and purposes of this Agreement.

ARTICLE VI
OFFICERS AND DIRECTORS OF SURVIVING CORPORATION

6.1 Directors. The directors of Silver Horn immediately preceding the Effective Date shall continue to be the directors of the Surviving Corporation on and after the Effective Date to serve until the expiration of their terms or until their successors are duly elected and qualified.

6.2 Vacancies.  If upon the Effective Date, a vacancy shall exist in the Board of Directors of the Surviving Corporation, such vacancy shall be filled in the manner provided by the Great West Bylaws.

6.2 Officers. The officers of Silver Horn immediately preceding the Effective Date shall continue to be the officers of the Surviving Corporation on and after the Effective Date to serve until their successors are duly elected and qualified.

ARTICLE VII
DISSENTING SHARES

Holders of Silver Horn securities who have complied with all requirements for perfecting their rights of appraisal set forth in Section 262 of the DGCL shall be entitled to their rights under Delaware law with payments to be made by the Surviving Corporation.

ARTICLE VIII
AUTHORIZATION OF OFFICERS AND AMENDMENT

8.1 Authorization of Officers.  Promptly after the approval of this Agreement by the requisite number of shareholders of Silver Horn, the respective Boards of Directors of Silver Horn and Great West will cause their duly authorized officers to make and execute Articles of Merger and a Certificate of Merger or other applicable certificates or documentation effecting this Agreement and shall cause the same to be filed with the Department of State of Nevada and Secretary of State of Delaware, respectively, in accordance with the NRS and the DGCL.

8.2 Amendment.  At any time prior to the Effective Date, this Plan of Merger may be amended in any manner as may be determined in the judgment of the respective Boards of Directors of Silver Horn and Great West to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Plan of Merger; provided, however, that an amendment made subsequent to the adoption and approval of this Plan of Merger by the shareholders of any Constituent Corporation shall not do any of the following: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation; (2) alter or change any term of the Articles of Incorporation of the Surviving Corporation to be effected by the Merger; or (3) alter or change any of the terms and conditions of this Plan of Merger if such alteration or change would adversely affect the holders of any class or series thereof of such Constituent Corporation.

ARTICLE IX
TERMINATION OF MERGER

This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Date, whether before or after shareholder approval of this Agreement, by the consent of either or both of the Boards of Directors of Silver Horn and Great West.

ARTICLE X
MISCELLANEOUS

10.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to its principles of conflicts of law.

10.2 Expenses. If the Merger becomes effective, the Surviving Corporation shall assume and pay all expenses in connection therewith not theretofore paid by the respective parties. If for any reason the Merger shall not become effective, Silver Horn shall pay all expenses incurred in connection with all the proceedings taken in respect of this Merger Agreement or relating thereto.

10.3 Counterparts. This Merger Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

SILVER HORN MINING LTD.,
a Delaware corporation

By
Patrick Avery
Chief Executive Officer

GREAT WEST RESOURCES, INC.,
a Nevada corporation

By
Patrick Avery
Chief Executive Officer

APPENDIX C

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20140048843-04
Ross Miller, Secretary of State, State of Nevada	Filing Date and Time 01/22/2014 1:31 PM
	Entity Number E0038682014-4

Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:	Great West Resources, Inc.
2. Registered Agent for Service of Process: (check only one box)	[X] Commercial Registered Agent: National Registered Agents, Inc. of NV (Name) [ ] Noncommercial Registered Agent (name and address below) **OR** [ ] Office or Position with Entity (name and address below) Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity Street Address / City / Nevada / Zip Code Mailing Address (if different from street address) / City / Nevada / Zip Code
3. Authorized Stock: (number of shares corporation is authorized to issue)	Number of shares with par value: 220,000,000 — Par value per share: $ 0.0001 — Number of shares without par value:
4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)	1) Name: Patrick Avery Street Address: 18 Falcon Hills Dr. — City: Highlands Ranch — State: CO — Zip Code: 80126 2) Name: Street Address: — City: — State: — Zip Code:
5. Purpose: (optional; see instructions)	*The purpose of the corporation shall be:*
6. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)	I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State. Name: Patrick Avery — X [signature] Incorporator Signature Address: 18 Falcon Hills Drive — City: Highlands Ranch — State: CO — Zip Code: 80126
7. Certificate of Acceptance of Appointment of Registered Agent:	*I hereby accept appointment as Registered Agent for the above named Entity.* X [signature] Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity — Date: 1/21/2014

This form must be accompanied by appropriate fees.

Nevada Secretary of State NRS 78 Articles
Revised: 7-25-13

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number 20140056911-09
Ross Miller, Secretary of State, State of Nevada	Filing Date and Time 01/24/2014 4:06 PM
	Entity Number E0038682014-4

Certificate to Accompany Restated Articles

(PURSUANT TO NRS)

ABOVE SPACE IS FOR OFFICE USE ONLY

This Form is to Accompany Restated Articles of Incorporation
(Pursuant to NRS 78.403, 82.371, 86.221, 88.355 or 88A.250)
(This form is also to be used to accompany Restated Articles for Limited-Liability Companies, Certificates of Limited Partnership, Limited-Liability Limited Partnerships and Business Trusts)

1. Name of **Nevada** entity as last recorded in this office: Great West Resources, Inc.

2. The articles are being ☐ **Restated** or ☒ **Amended and Restated** (check only one). Please entitle your attached articles "**Restated**" or "**Amended and Restated**," accordingly.

3. Indicate what changes have been made by checking the appropriate box.*

- ☐ No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on ____________. The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.
- ☐ The entity name has been amended.
- ☐ The resident agent has been changed. (attach Certificate of Acceptance from new resident agent)
- ☐ The purpose of the entity has been amended.
- ☐ The authorized shares have been amended.
- ☐ The directors, managers or general partners have been amended.
- ☐ IRS tax language has been added.
- ☐ Articles have been added.
- ☐ Articles have been deleted.
- ☒ Other. The articles or certificate have been amended as follows: (provide article numbers, if available)

Articles 3,4,5, 6 and 7 have been amended and restated as indicated in the attached.

* This form is to accompany Restated Articles which contain **newly** altered or amended articles. The Restated Articles must contain all of the requirements as set forth in the statutes for amending or altering the articles or certificates.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State AM RESTATED 2003
Revised on: 10/21/05

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

GREAT WEST RESOURCES, INC.

A Nevada corporation

ARTICLE I

NAME

The name of the corporation is Great West Resources, Inc. (the "Corporation").

ARTICLE II

RESIDENT AGENT

The name of the Corporation's resident agent for service of process is National Registered Agents, Inc. of NV.

ARTICLE III

CAPITAL STOCK

3.01 *Authorized Capital Stock.* The total number of shares of stock this Corporation is authorized to issue shall be two hundred twenty million (220,000,000) shares. This stock shall be divided into two classes to be designated as "Common Stock" and "Preferred Stock."

3.02 *Common Stock.* The total number of authorized shares of Common Stock shall be two hundred million (200,000,000) shares with par value of $0.0001 per share.

3.03 *Preferred Stock.* The total number of authorized shares of Preferred Stock shall be twenty million (20,000,000) shares with par value of $0.0001 per share. The board of directors shall have the authority to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, and to state in the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

(a) Whether or not the class or series shall have voting rights, full or limited, the nature and qualifications, limitations and restrictions on those rights, or whether the class or series will be without voting rights;

(b) The number of shares to constitute the class or series and the designation thereof;

(c) The preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, with respect to any class or series;

(d) Whether or not the shares of any class or series shall be redeemable and if redeemable, the redemption price or prices, and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

(e) Whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and if such retirement or sinking funds be established, the amount and the terms and provisions thereof;

(f) The dividend rate, whether dividends are payable in cash, stock of the Corporation, or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividend shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

(g) The preferences, if any, and the amounts thereof which the holders of any class or series thereof are entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of assets of, the Corporation;

(h) Whether or not the shares of any class or series are convertible into, or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

(i) Such other rights and provisions with respect to any class or series as may to the board of directors seem advisable.

The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any respect. The Board of Directors may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any existing class or series of the Preferred Stock and the shares so subtracted shall become authorized, unissued and undesignated shares of the Preferred Stock.

ARTICLE IV

DIRECTORS

The number of directors comprising the board of directors shall be fixed and may be increased or decreased from time to time in the manner provided in the bylaws of the Corporation, except that at no time shall there be less than one director.

ARTICLE V

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under Nevada Revised Statutes ("NRS").

ARTICLE VI

DIRECTORS' AND OFFICERS' LIABILITY

The individual liability of the directors and officers of the Corporation is hereby eliminated to the fullest extent permitted by the NRS, as the same may be amended and supplemented. Any repeal or modification of this Article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

ARTICLE VII

INDEMNITY

Every person who was or is a party to, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he, or a person of whom he is the legal representative, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against all expenses, liability and loss (including attorneys' fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Corporation. Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire, and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of stockholders, provision of law, or otherwise, as well as their rights under this Article.

Without limiting the application of the foregoing, the board of directors may adopt bylaws from time to time with respect to indemnification, to provide at all times the fullest indemnification permitted by the laws of the State of Nevada, and may cause the Corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprises against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person.

The indemnification provided in this Article shall continue as to a person who has ceased to be a director, officer, employee or agent, and shall inure to the benefit of the heirs, executors and administrators of such person.

Dated: January 24, 2014

Patrick Avery, Chief Executive Officer

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

00203

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Great West Resources, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

The following sentence is added as the final sentence of ARTICLE III CAPITAL STOCK:

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 100%

4. Effective date and time of filing: (optional) Date: Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 11-27-13

APPENDIX D

GREAT WEST RESOURCES, INC.

CERTIFICATE OF DESIGNATION OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES A CONVERTIBLE PREFERRED STOCK

PURSUANT TO SECTION 78 OF THE
NEVADA REVISED STATUTES

The undersigned, Chief Executive Officer of Great West Resources, Inc., a Nevada corporation (the “Corporation”) DOES HEREBY CERTIFY that the following resolutions were duly adopted by the Board of Directors of the Corporation by unanimous written consent on February 6, 2014;

WHEREAS, the Board of Directors is authorized within the limitations and restrictions stated in the Articles of Incorporation of the Corporation, as amended, to provide by resolution or resolutions for the issuance of 20,000,000 shares of Preferred Stock, par value $0.000l per share, of the Corporation, in such Series and with such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions as the Corporation’s Board of Directors shall fix by resolution or resolutions providing for the issuance thereof duly adopted by the Board of Directors; and

WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to authorize and fix the terms of a series of Preferred Stock and the number of shares constituting such series;

NOW, THEREFORE, BE IT RESOLVED:

Section 1. Designation and Authorized Shares. The Corporation shall be authorized to issue twenty thousand (20,000) shares of Series A Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”).

Section 2. Stated Value. Each share of Series A Preferred Stock shall have a stated value of one-ten thousandth ($0.0001) of one cent (the “Stated Value”).

Section 3. Liquidation.

(a) Upon the liquidation, dissolution or winding up of the business of the Corporation, whether voluntary or involuntary, each holder of Series A Preferred Stock shall be entitled to receive, for each share thereof, out of assets of the Corporation legally available therefor, a preferential amount in cash equal to (and not more than) the Stated Value. All preferential amounts to be paid to the holders of Series A Preferred Stock in connection with such liquidation, dissolution or winding up shall be paid before the payment or setting apart for payment of any amount for, or the distribution of any assets of the Corporation to the holders of (i) any other class or series of capital stock whose terms expressly provide that the holders of Series A Preferred Stock should receive preferential payment with respect to such distribution (to the extent of such preference) and (ii) the Corporation’s Common Stock. If upon any such distribution the assets of the Corporation shall be insufficient to pay the holders of the outstanding shares of Series A Preferred Stock (or the holders of any class or series of capital stock ranking on a parity with the Series A Preferred Stock as to distributions in the event of a liquidation, dissolution or winding up of the Corporation) the full amounts to which they shall be entitled, such holders shall share ratably in any distribution of assets in accordance with the sums which would be payable on such distribution if all sums payable thereon were paid in full.

(b) Any distribution in connection with the liquidation, dissolution or winding up of the Corporation, or any bankruptcy or insolvency proceeding, shall be made in cash to the extent possible. Whenever any such distribution shall be paid in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

Section 4. Voting. Except as otherwise expressly required by law, each holder of Series A Preferred Stock shall be entitled to vote on all matters submitted to shareholders of the Corporation and shall be entitled to two hundred and fifty (250) votes for each share of Series A Preferred Stock owned at the record date for the determination of shareholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited. Except as otherwise required by law, the holders of shares of Series A Preferred Stock shall vote together with the holders of Common Stock on all matters and shall not vote as a separate class.

Section 5. Conversion.

(a) Conversion Right. Each holder of Series A Preferred Stock may, from time to time, convert any or all of such holder’s shares of Series A Preferred Stock into fully paid and nonassessable shares of Common Stock in an amount equal to one share of Common Stock for each one share of Series A Preferred Stock surrendered.

(b) Conversion Procedure. In order to exercise the conversion privilege under Section 5, the holder of any shares of Series A Preferred Stock to be converted shall give written notice to the Corporation at its principal office that such holder elects to convert such shares of Series A Preferred Stock or a specified portion thereof into shares of Common Stock as set forth in such notice. At such time as the certificate or certificates representing the Series A Preferred Stock which has been converted are surrendered to the Corporation, the Corporation shall issue and deliver a certificate or certificates representing the number of shares of Common Stock determined pursuant to Section 5. In case of conversion under Section 5 of only a part of the shares of Series A Preferred Stock represented by a certificate surrendered to the Corporation, the Corporation shall issue and deliver a new certificate for the number of shares of Series A Preferred Stock which have not been converted. Until such time as the certificate or certificates representing Series A Preferred Stock which has been converted are surrendered to the Corporation and a certificate or certificates representing the Common Stock into which such Series A Preferred Stock has been converted have been issued and delivered, the certificate or certificates representing the Series A Preferred Stock which have been converted shall represent the shares of Common Stock into which such shares of Series A Preferred Stock have been converted. The Corporation shall pay all documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock issuable upon conversion of the Series A Preferred Stock.

     (c) Maximum Conversion. Notwithstanding anything to the contrary contained herein, a holder of shares of Series A Preferred Stock shall not be entitled to convert shares of Series A Preferred Stock if upon such conversion the number of shares of Common Stock to be received, together with the number of shares of Common Stock beneficially owned by the holder and its affiliates on the conversion date, would result in beneficial ownership by the Holder and its affiliates of more than 9.99% of the outstanding shares of Common Stock of the Corporation on such conversion date.  For the purposes of the provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder.  The holder shall have the authority and obligation to determine whether the restriction contained in this Section 6(c) will limit any conversion hereunder and to the extent that the holder determines that the limitation contained in this Section applies, the determination of the number of shares of Series A Preferred Stock that are convertible shall be the responsibility and obligation of the holder.

Section 6. Other Provisions.

(a) Reservation of Common Stock. The Corporation shall at all times reserve from its authorized Common Stock a sufficient number of shares to provide for conversion of all Series A Preferred Stock from time to time outstanding.

(b) Record Holders. The Corporation and its transfer agent, if any, for the Series A Preferred Stock may deem and treat the record holder of any shares of Series A Preferred Stock as reflected on the books and records of the Corporation as the sole true and lawful owner thereof for all purposes, and neither the Corporation nor any such transfer agent shall be affected by any notice to the contrary.

Section 7. Restriction and Limitations. Except as expressly provided herein or as required by law so long as any shares of Series A Preferred Stock remain outstanding, the Corporation shall not, without the vote or written consent of the holders of at least a majority of the then outstanding shares of the Series A Preferred Stock, take any action which would adversely and materially affect any of the preferences, limitations or relative rights of the Series A Preferred Stock, including without limitation:

(A) Reduce the amount payable to the holders of Series A Preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, or change the relative seniority of the liquidation preferences of the holders of Series A Preferred Stock to the rights upon liquidation of the holders of any other capital stock in the Corporation; or

(B) Cancel or modify adversely and materially the voting rights as provided in Section 4 herein.

Section 8. Certain Adjustments.

(a) Stock Dividends and Stock Splits. If the Corporation, at any time while the Series A Preferred Stock is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation pursuant to the Series A Preferred Stock), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Corporations, each share of Series A Preferred Stock shall receive such consideration as if such number of shares of Series A Preferred if it had been, immediately prior to such foregoing dividend, distribution, subdivision, combination or reclassification, the holder of one share of Common Stock. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b) Fundamental Transaction. If, at any time while the Series A Preferred Stock is outstanding, (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person, (B) the Corporation effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of this Series A Preferred Stock, the Holders shall have the right to receive, for each Share of Common Stock that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been immediately prior to such Fundamental Transaction, the holder of one share of Common Stock.

IN WITNESS WHEREOF, the undersigned have executed this Certificate this 6th day of February, 2014.

GREAT WEST RESOURCES, INC.
By:	/s/ Patrick Avery
	Name:	Patrick Avery
	Title:	Chief Executive Officer

APPENDIX E

GREAT WEST RESOURCES, INC.

CERTIFICATE OF DESIGNATION OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES B CONVERTIBLE PREFERRED STOCK

PURSUANT TO SECTION 78 OF THE
NEVADA REVISED STATUTES

The undersigned, Chief Executive Officer of Great West Resources, Inc., a Nevada corporation (the “Corporation”) DOES HEREBY CERTIFY that the following resolutions were duly adopted by the Board of Directors of the Corporation by unanimous written consent on February 6, 2014;

WHEREAS, the Board of Directors is authorized within the limitations and restrictions stated in the Articles of Incorporation of the Corporation, as amended, to provide by resolution or resolutions for the issuance of 30,000 shares of Preferred Stock, par value $0.000l per share, of the Corporation, in such Series and with such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions as the Corporation’s Board of Directors shall fix by resolution or resolutions providing for the issuance thereof duly adopted by the Board of Directors; and

WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to authorize and fix the terms of a series of Preferred Stock and the number of shares constituting such series;

NOW, THEREFORE, BE IT RESOLVED:

Section 1. Designation and Authorized Shares. The Corporation shall be authorized to issue thirty thousand (30,000) shares of Series B Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”).

Section 2. Stated Value. Each share of Series B Preferred Stock shall have a stated value of one-ten thousandth ($0.0001) of one cent (the “Stated Value”).

Section 3. Liquidation.

(a) Upon the liquidation, dissolution or winding up of the business of the Corporation, whether voluntary or involuntary, each holder of Series B Preferred Stock shall be entitled to receive, for each share thereof, out of assets of the Corporation legally available therefor, a preferential amount in cash equal to (and not more than) the Stated Value. All preferential amounts to be paid to the holders of Series B Preferred Stock in connection with such liquidation, dissolution or winding up shall be paid before the payment or setting apart for payment of any amount for, or the distribution of any assets of the Corporation to the holders of (i) any other class or series of capital stock whose terms expressly provide that the holders of Series B Preferred Stock should receive preferential payment with respect to such distribution (to the extent of such preference) and (ii) the Corporation’s Common Stock. If upon any such distribution the assets of the Corporation shall be insufficient to pay the holders of the outstanding shares of Series B Preferred Stock (or the holders of any class or series of capital stock ranking on a parity with the Series B Preferred Stock as to distributions in the event of a liquidation, dissolution or winding up of the Corporation) the full amounts to which they shall be entitled, such holders shall share ratably in any distribution of assets in accordance with the sums which would be payable on such distribution if all sums payable thereon were paid in full.

(b) Any distribution in connection with the liquidation, dissolution or winding up of the Corporation, or any bankruptcy or insolvency proceeding, shall be made in cash to the extent possible. Whenever any such distribution shall be paid in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

Section 4. Voting. Except as otherwise expressly required by law, each holder of Series B Preferred Stock shall be entitled to vote on all matters submitted to shareholders of the Corporation and shall be entitled to one vote for each share of Series B Preferred Stock owned at the record date for the determination of shareholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited. Except as otherwise required by law, the holders of shares of Series B Preferred Stock shall vote together with the holders of Common Stock on all matters and shall not vote as a separate class.

Section 5. Conversion.

(a) Conversion Right. Each holder of Series B Preferred Stock may, from time to time, convert any or all of such holder’s shares of Series B Preferred Stock into fully paid and nonassessable shares of Common Stock in an amount equal to five shares of Common Stock for each one share of Series B Preferred Stock surrendered.

(b) Conversion Procedure. In order to exercise the conversion privilege under Section 5, the holder of any shares of Series B Preferred Stock to be converted shall give written notice to the Corporation at its principal office that such holder elects to convert such shares of Series B Preferred Stock or a specified portion thereof into shares of Common Stock as set forth in such notice. At such time as the certificate or certificates representing the Series B Preferred Stock which has been converted are surrendered to the Corporation, the Corporation shall issue and deliver a certificate or certificates representing the number of shares of Common Stock determined pursuant to Section 5. In case of conversion under Section 5 of only a part of the shares of Series B Preferred Stock represented by a certificate surrendered to the Corporation, the Corporation shall issue and deliver a new certificate for the number of shares of Series B Preferred Stock which have not been converted. Until such time as the certificate or certificates representing Series B Preferred Stock which has been converted are surrendered to the Corporation and a certificate or certificates representing the Common Stock into which such Series B Preferred Stock has been converted have been issued and delivered, the certificate or certificates representing the Series B Preferred Stock which have been converted shall represent the shares of Common Stock into which such shares of Series B Preferred Stock have been converted. The Corporation shall pay all documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock issuable upon conversion of the Series B Preferred Stock.

     (c) Maximum Conversion. Notwithstanding anything to the contrary contained herein, a holder of shares of Series B Preferred Stock shall not be entitled to convert shares of Series B Preferred Stock if upon such conversion the number of shares of Common Stock to be received, together with the number of shares of Common Stock beneficially owned by the holder and its affiliates on the conversion date, would result in beneficial ownership by the Holder and its affiliates of more than 9.99% of the outstanding shares of Common Stock of the Corporation on such conversion date.  For the purposes of the provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder.  The holder shall have the authority and obligation to determine whether the restriction contained in this Section 6(c) will limit any conversion hereunder and to the extent that the holder determines that the limitation contained in this Section applies, the determination of the number of shares of Series B Preferred Stock that are convertible shall be the responsibility and obligation of the holder.

Section 6. Other Provisions.

(a) Reservation of Common Stock. The Corporation shall at all times reserve from its authorized Common Stock a sufficient number of shares to provide for conversion of all Series B Preferred Stock from time to time outstanding.

(b) Record Holders. The Corporation and its transfer agent, if any, for the Series B Preferred Stock may deem and treat the record holder of any shares of Series B Preferred Stock as reflected on the books and records of the Corporation as the sole true and lawful owner thereof for all purposes, and neither the Corporation nor any such transfer agent shall be affected by any notice to the contrary.

Section 7. Restriction and Limitations. Except as expressly provided herein or as required by law so long as any shares of Series B Preferred Stock remain outstanding, the Corporation shall not, without the vote or written consent of the holders of at least a majority of the then outstanding shares of the Series B Preferred Stock, take any action which would adversely and materially affect any of the preferences, limitations or relative rights of the Series B Preferred Stock, including without limitation:

(A) Reduce the amount payable to the holders of Series B Preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, or change the relative seniority of the liquidation preferences of the holders of Series B Preferred Stock to the rights upon liquidation of the holders of any other capital stock in the Corporation; or

(B) Cancel or modify adversely and materially the voting rights as provided in Section 4 herein.

Section 8. Certain Adjustments.

(a) Stock Dividends and Stock Splits. If the Corporation, at any time while the Series B Preferred Stock is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation pursuant to the Series B Preferred Stock), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Corporations, each share of Series B Preferred Stock shall receive such consideration as if such number of shares of Series B Preferred if it had been, immediately prior to such foregoing dividend, distribution, subdivision, combination or reclassification, the holder of one share of Common Stock. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b) Fundamental Transaction. If, at any time while the Series B Preferred Stock is outstanding, (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person, (B) the Corporation effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of this Series B Preferred Stock, the Holders shall have the right to receive, for each Share of Common Stock that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been immediately prior to such Fundamental Transaction, the holder of one share of Common Stock.

IN WITNESS WHEREOF, the undersigned have executed this Certificate this 6th day of February, 2014.

GREAT WEST RESOURCES, INC.
By:	/s/ Patrick Avery
	Name:	Patrick Avery
	Title:	Chief Executive Officer